DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 24, 2000









                        IVOICE.COM, INC.
                    (FORMERLY THIRDCAI, INC.)
     (Exact name of registrant as specified in its charter)







Delaware              000-29341                   86-0974165
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

750 Highway 34, Matawan, NJ 07747
(Address of principal executive offices)

Registrant's telephone number, including area code (732) 441-7700



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     On April 24, 2000, a change in control of ThirdCAI, Inc., (the "Company") occurred pursuant to the Agreement and Plan of Reorganization between iVoice.com, Inc., a Delaware corporation ("IVOC") and the persons being the owners of record of all of the issued and outstanding stock of ThirdCAI, Inc., a Nevada corporation (the "Company"). IVOC acquired 100% of the outstanding common stock of the Company in exchange for $150,000 and 50,000 newly issued shares of IVOC Class A common stock. The cash payment was drawn from the working capital of IVOC.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On April 24, 2000, the Board of Directors of IVOC approved the purchase of 100% of the outstanding common stock of the Company in exchange for $150,000 and 50,000 newly issued shares of IVOC Class A common stock. The cash payment was drawn from the working capital of IVOC. The acquisition was consumated pursuant to the Agreement and Plan of Reorganization between iVoice.com, Inc., a Delaware corporation and the persons being the owners of record of all of the issued and outstanding stock of the Company.

The  Company  entered  into  a definitive  agreement  to  acquire
MaiSoft,  Inc. ("MaiSoft"). (see "Notes to Financial  Statements:
Note 12 (a)" and "Financial Statements for Maisoft")

ITEM 5.   OTHER

The Form 10-SB for iVoice.com, Inc. has been included as an exhibit with this Form 8-K.

ITEM 6    RESIGNATIONS OF REGISTRANT'S DIRECTORS

On April 24, 2000, Edmond L. Lonergran, the Company's sole officer and director appointed Jerome R. Mahoney as a member of the board of directors.

On April 24, 2000, the Company accepted the resignation of Edmond
L. Lonergran as a member of the board and the sole officer, effective immediately. Mr. Joel G. Beagelman was appointed to fill the vacancy left by Mr. Lonergran's resignation. Mr. Mahoney was also elected as Chief Executive Officer, Mr. Beagelman was also appointed as Chief Financial Officer and Leo Pudio was also elected as Vice-President of Operations.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

  (a)  Financial Statements of Business Acquired

                  INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS' OF
IVOICE.COM, INC.

We have audited the accompanying balance sheets of iVoice.com, Inc. as of December 31, 1999 and 1998, and the related statements of operations, stockholders' deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of iVoice.com, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(a), the Company had a loss and a negative cash flow from operations along with negative working capital which raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also discussed in Note 1(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                          MERDINGER, FRUCHTER, ROSEN & CORSO,
                          P.C.
                          Certified Public Accountants

New York, New York
April 24, 2000
                        IVOICE.COM, INC.
                         BALANCE SHEETS

                          December 31,

                                        <c               <c
                                         >               >
                                                1999            1998

ASSETS
CURRENT ASSETS
Cash and cash equivalents                $    195,861      $    71,328
Accounts  receivable, net of allowance
for
doubtful   accounts  of  $50,000   and        599,026          125,535
$7,500
Inventory                                      10,140            8,457
Prepaid  expenses  and  other  current         93,808            2,100
assets
Total current assets                          898,835          207,420

Property   and   equipment,   net   of
accumulated
depreciation of $17,836 and $3,186             55,408           12,743

Software   license   costs,   net   of
accumulated
amortization of $54,400                       489,600                -

TOTAL ASSETS                             $   1,443,84      $   220,163
                                                    3

LIABILITIES      AND     STOCKHOLDERS'
DEFICIENCY
CURRENT LIABILITIES
Accounts payable and accrued expenses    $    681,754                $
                                                               132,116
Deferred revenue                              567,300           78,670
Due to related parties                         21,000           20,000
Convertible debentures                        350,000                -
Note payable                                        -           12,318
Total liabilities                            1,620,05          243,104
                                                    4

Commitments and contingencies                       -                -

STOCKHOLDERS' DEFICIENCY
Common  stock, series A  -  par  value
$.01; authorized
75,000,000   and  40,000,000   shares,
54,093,663 and
10,000,000 issued and outstanding             540,937          100,000
Common stock, series B - no par value;
authorized,
issued  and  outstanding  700,000  and             70               40
400,000 shares
Additional paid in capital                   1,045,67                (
                                                    1          85,289)
Accumulated deficit                          (1,762,8                (
                                                  89)          37,692)
Total stockholders' deficiency                      (                (
                                             176,211)          22,941)

TOTAL  LIABILITIES  AND  STOCKHOLDERS'   $   1,443,84      $   220,163
DEFICIENCY                                          3



The accompanying notes are an integral part of the financial statement.

                               -2-

                        IVOICE.COM, INC.
                    STATEMENTS OF OPERATIONS

                       For the Year Ended
                          December 31,


                                           <           <
                                           c           c
                                           >           >

                                               1999       1998

SALES, net                                 $  776,773  $  626,48
                                                               6



COST OF SALES                                 280,317     382,50
                                                               1



GROSS PROFIT                                  496,456     243,98
                                                               5



SELLING, GENERAL AND

 ADMINISTRATIVE EXPENSES

Selling expenses                              168,707     33,685

General and administrative expenses           750,617     237,30
                                                               6

Bad debt expense                               39,874      7,500

Provision for obsolescence                     31,000          -

Depreciation and amortization                  69,050      3,186

Total selling, general and administrative     1,059,2     281,67
expenses                                           48          7



LOSS FROM OPERATIONS                                (          (
                                              562,792     37,692
                                                    )          )



OTHER EXPENSE

Non-recurring expenses (see Note 11)                (          -
                                              1,155,1
                                                  13)

Interest expense                                    (          -
                                               7,292)

Total other expenses                                (          -
                                              1,162,4
                                                  05)



LOSS BEFORE INCOME TAXES                            (          (
                                              1,725,1     37,692
                                                  97)          )



PROVISION FOR INCOME TAXES                          -          -



NET LOSS                                      $(1,725        $ (
                                                ,197)     37,692
                                                               )



NET LOSS PER COMMON SHARE

Basic                                          $( .06         $(
                                                    )     .004 )

Diluted                                        $( .06         $(
                                                    )     .004 )




The accompanying notes are an integral part of the financial statement.

                              - 3 -
                        IVOICE.COM, INC.
                    STATEMENTS OF CASH FLOWS

                       For the Year Ended
                          December 31,


                                      <c             <c
                                      >              >

                                             1999          1998

CASH FLOW FROM OPERATING ACTIVITIES
              Net loss                 $   (1,725,1    $  (37,692
                                                97)             )

Adjustments to reconcile net loss  to
net

 cash provided by (used in) operating
activities

Depreciation and amortization                69,050         3,186

Bad debt expense                             42,500         7,500

Provision for obsolescence                   31,000             -

Common  stock  issued for  consulting       290,800
services

Common stock issued for compensation         56,500             -

Stock options issued as compensation        256,500             -

Changes   in   certain   assets   and
liabilities:
   Increase in accounts receivable                (       (83,035
                                           515,991)             )

Decrease in inventory                        81,191         4,075

Increase in accounts payable and

 accrued expenses                           549,638       116,416

Increase in deferred revenue                488,630        78,670

Total  cash  provided  by  (used  in)             (        89,120
operating activities                       375,379)



CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment        ( 1,189)             (
                                                           5,186)



CASH FLOWS FROM FINANCING ACTIVITIES

Issuance of common stock                    255,127             -
Prepaid offering and debt issue costs             (             -
                                            91,708)

Repayment of notes payable                        (       (27,554
                                            12,318)             )

Sale of convertible debentures              350,000             -

Total  cash  provided  by  (used  in)       501,101       (27,554
financing activities                                            )



NET INCREASE IN CASH AND
 CASH EQUIVALENTS                           124,533        56,380



CASH AND CASH EQUIVALENTS - BEGINNING        71,328        14,948
OF YEAR

CASH  AND CASH EQUIVALENTS -  END  OF $     195,861    $   71,328
YEAR

   CASH PAID DURING THE YEAR FOR:

Interest expense                      $      41,708    $        -

Income taxes                          $           -    $        -






The accompanying notes are an integral part of the financial statement.

                              - 5 -

                        IVOICE.COM, INC.
                    STATEMENTS OF CASH FLOWS
                   DECEMBER 31, 1999 AND 1998

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES

     a.)  On  May 21, 1999, the Company executed a Reorganization
          Agreement that provided that the Company and International Voice Technologies, Corp. ("IVT") would be merged and the Company would be the surviving entity. In connection with the merger transaction, the sole shareholder of IVT, received the following:

           i)   10,000,000 shares of the Company's Class A common stock and

           ii)  400,000 shares of the Company's Class B common stock.

     b) On May 14, 1999, the Company issued 9,000,000 stock options to purchase the Company's class A common stock for $.033 per share.

     c) On June 15, 1999, the Company issued 250,000 shares of Class A common stock in relation to an employee agreement.

     d) On June 25, 1999, the Company issued 3,200,000 shares of the their Class A common stock, valued at .17 per share or $544,000 in connection with the purchase of pre-developed software codes.

     e)   In connection with the Reorganization Agreement, on August
          30, 1999, a consulting company received 2,000,000 shares of the Company's Class A common stock, valued at .114 per share or $228,000 for services performed.

     f) During the year ended December 31, 1999, the Company issued 230,000 shares of its Class A common stock valued at $30,800 for services performed.

     g) During the year ended December 31, 1999, the Company issued 400,000 shares of its Class A common stock for legal services valued at $32,000.







The accompanying notes are an integral part of the financial statement.

                              - 6 -
                        IVOICE.COM, INC.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1999 AND 1998

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a)   Basis of Presentation

         The accompanying financial statements include the accounts of iVoice.com, Inc. (the "Company" or "iVoice"), formerly known as Visual Telephone International, Inc. ("Visual"), which was incorporated under the laws of Utah on December 2, 1995, subsequently changed to Delaware.

               Effective May 21, 1999, Visual and International Voice Technologies, Corp. ("IVT") entered into a merger agreement whereby the Company would be the surviving entity (see Note 2 for Reorganization). As a result, IVT's former shareholder obtained control of Visual. For accounting purposes, this acquisition has been treated as a recapitalization of IVT.

               The financial statements presented include only the accounts of IVT from its inception (December 17, 1997 - operations began January 1998) through May 21, 1999, and that of iVoice from May 22, 1999 through December 31, 1999.

          The Company is publicly traded and is currently exempt from the requirement to register with a non-reporting public company traded on the Over The Counter Bulletin Board ("OTCBB"). The Company is required to become a fully reporting company by May 24, 2000 in order to continue to be quoted on the OTCBB.

          As reflected in the accompanying financial statements, the Company had a loss and a negative cash flow from operations as well as a negative working capital as of December 31, 1999. These matters raise substantial doubt about the Company's ability to continue as a going concern.

          In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company which, in turn, is dependent upon the Company's ability to continue to raise capital and generate positive cash flows from operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might be necessary should the Company be unable to continue its existence.

          Management plans to take the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

            (i)  The Company has entered into a letter of intent with an investment banking firm to raise between $1,000,000 to $5,000,000 in convertible debentures. (See note 12g)
(ii) Re-negotiate the terms relating to their 12% convertible debentures. (See notes 7 and 12m)
                              - 7 -

                        IVOICE.COM, INC.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1999 AND 1998

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a.)  Basis of Presentation (continued)

            (i)  Structure arrangements for the provision of services by outside consultants and third party providers in a manner which reserves the cash flow of the Company, such as through agreements which require those consultants or service provider to take a portion of any agreed-upon fee in stock or stock options. (See note 12)
(ii) Expand the company through acquisitions that will enable the Company to integrate new technology with their existing technology. (See note 12a)
(iii)     Expand their sales force to help grow sales.

       b)   Line of Business

          The Company is a communication company primarily engaged in the development, manufacturing and marketing of voice and computer technology communication systems for small-to-medium sized businesses and corporate departments. The technology allows these businesses to communicate more effectively by integrating their traditional office telephone systems with voicemail, automated attendant and Interactive Voice Response ("IVR") functions. IVR products allow information in PC databases to be accessed from a standard touch-tone telephone system. The Company sells its products through Dealer and Reseller channels as well as through OEM agreements with certain telecommunications and networking companies throughout the United States.

       c)   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

       d)   Revenue Recognition

          The Company obtains its income from the sale of its systems and from commissions obtained from securing telephone usage contracts for a regional telecommunications company. These commissions are a monthly percentage of the gross usage charges of the customers obtained by the Company. The Company recognizes revenue at the time of shipment for sales of systems which do not require customization to be performed by the Company. Revenue for systems which require customization to be performed by the Company are recognized by the contract method of accounting, using percentage of completion for larger more complex systems (generally over a $25,000 sales price). Progress toward completion is measured by costs incurred to date as a percentage of total estimated costs for each contract. Unbilled receivables accrued under percentage of completion contracts amounted to $-0- at December 31, 1999 and 1998, respectively. The completed contract method is used for smaller systems.
                              - 8 -

                        IVOICE.COM, INC.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
       d.   Revenue Recognition (continued)

          The Company recognizes revenue from services at the time the service is performed or over the period of the contract for maintenance/support.

       e)   Advertising Costs

          Advertising  costs are expensed as incurred  and  are
         included  in  selling expenses. For  the  years  ended
         December  31,  1999  and  1998,  advertising   expense
         amounted to $42,136 and $0, respectively.

       f)   Cash and Cash Equivalents

          The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

       g)   Concentration of Credit Risk

          The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances exceeded FDIC insured levels at various times during the year.

       h)   Inventory

          Inventory, consisting primarily of system components, is valued at the lower of cost or market. Cost is determined on a first-in, first-out basis.

       i)   Property and Equipment

          Property and equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred.

       j)   Software License Cost

          Software license costs are recorded at the lower of cost or fair market value as of the date of purchase. These costs represent the purchase of various exploitation  rights to certain software  and  systems
         patented by Parawan Electronics, Corp. ("Parawan"). Amortization is computed using the straight-line method over a period of five years.
       k)   Income Taxes

         Income taxes are provided for based on the liability method of accounting pursuant to Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for
         Income Taxes". The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.
                              - 9 -

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     l)   Offering Costs

         Offering  costs consist primarily of professional  fees.
         These costs are charged against the proceeds of the sale of common stock in the periods in which they occur.

     m)   Fair Value of Financial Instruments

           The carrying value of cash and cash equivalents, accounts receivable, inventory, accounts payable and accrued expenses and deferred revenue approximates fair value due to the relatively short maturity of these instruments.

     n)   Long-Lived Assets

         SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", requires that long-lived assets and certain identifiable intangibles to be held and used or disposed  of  by  an entity be reviewed  for  impairment
         whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and determined that an impairment loss should not be recognized for applicable assets of continuing operations.

     o)   Earnings Per Share

          SFAS   No.   128,   "Earnings   Per   Share"   requires
         presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

          The computation of basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. The shares used in the computations are as follows:

                                                   As          of
                                                   December 31,

                                                  1999      1998
                             Basic and Diluted  30,500,0  10,000,00
                             EPS                00        0

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     p)   Comprehensive Income

          SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The items of other comprehensive income that are typically required to be displayed are foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. As of December 31, 1999 and 1998, the Company has no items that represent comprehensive income, and thus, has not included a statement of comprehensive income.

     q)   Recent Accounting Pronouncements

          SFAS No. 131, "Disclosure About Segments of an Enterprise and Related Information" changes the way public companies report information about segments. SFAS No. 131, which is based on the selected segment information quarterly and entity-wide disclosures about products and services, major customers, and the material countries in which the entity holds assets and reports revenue. This statement is effective for the Company's 1999 fiscal year. The Company is in the process of evaluating the disclosure requirements under this standard.

         Statement of Position ("SOP") No. 98-1 was issued which specifies the appropriate accounting for costs incurred to develop or obtain computer software for internal use. The new pronouncement provides guidance on which costs should be capitalized, and over what period such costs should be amortized and what disclosures should be made regarding such costs. This pronouncement is effective for fiscal years beginning after December 15, 1998, but earlier application is acceptable. Previously capitalized costs will not be adjusted. The Company believes that it is already in substantial compliance with the accounting requirements as set forth in this new pronouncement and therefore believes that adoption will not have a material effect on financial condition or operating results.

         SOP No. 98-5 was issued which requires that companies write-off defined previously capitalized start-up costs including organization costs and expense future start-up costs as incurred. The Company believes that it is already in substantial compliance with the accounting requirements as set forth in this new pronouncement and therefore believes that adoption will not have a material effect on financial condition or operating results.

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      q)  Recent Accounting Pronouncements (continued)

         SFAS  No.  133,  "Accounting for Derivative  Instruments
          and for Hedging Activities" requires that certain derivative instruments be recognized in balance sheets at fair value and for changes in fair value to be recognized in operations. Additional guidance is also provided to determine when hedge accounting treatment is appropriate whereby hedging gains and losses are offset by losses and gains related directly to the hedged item. While the standard, as amended, must be adopted in the fiscal year beginning after June 15, 2000, its impact on the Company's consolidated financial statements is not expected to be material as the Company has not historically used derivative and hedge instruments.

NOTE 2 -   CORPORATE REORGANIZATION AND MERGER

         On May 21, 1999, the Company executed a Reorganization Agreement (the "Agreement") that provided that the Company and International Voice Technologies, Corp. ("IVT") would be merged and the Company would be the surviving entity. On May 25, 1999, a certificate of merger was filed with the State of Delaware. In connection with the merger transaction, the sole shareholder of IVT, received the following:

             i)   10,000,000 shares of the Company's Class A common stock; and

             ii)  400,000 shares of the Company's Class B common stock.

         In addition, the two controlling shareholders of Visual sold 300,000 shares of the Company's Class B common stock to IVT's sole shareholder and concurrently canceled a total of 2,000,000 shares of their Class A common stock.

         The Agreement also provided that certain of the assets of the Company would be transferred to Communications Research, Inc., ("CRI"), a wholly owned subsidiary of Visual. It also provided that the shares of CRI would be distributed pro rata to the Class A shareholders of the Company before the issuance of the 10,000,000 shares to the sole shareholder of IVT. The stock of CRI was distributed at the rate of one share of CRI for each four shares of the Company's Class A stock.

         A  finder's fee of 2,000,000 shares was issued on August
         30, 1999, in connection with the reorganization.

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 2 -   CORPORATE REORGANIZATION AND MERGER (Continued)

          This merger transaction has been accounted for in the financial statements as a public shell merger. As a result of this transaction the former shareholders of IVT acquired or exercised control over a majority of the shares of Visual. Accordingly, the transaction has been treated for accounting purposes as a recapitalization of IVT and, therefore, these financial statements represent a continuation of the legal entity, IVT, not Visual, the legal survivor. Consequently, the comparative figures are those of iVoice.com. Because the historical financial statements are presented in this manner, proforma financial statements are not required.

         In accounting for this transaction:

           i) IVT is deemed to be the purchaser and surviving company for accounting purposes. Accordingly, its net assets are included in the balance sheet at their historical book values;

           ii)Control of the net assets and business of Visual was acquired effective May 21, 1999 (the "Effective Date"). This transaction has been accounted for as a purchase of the assets and liabilities of Visual by IVT at the fair value of $138,000. The historical cost of the net assets acquired was $90,780. A summary of the assigned values of the net assets acquired is as follows:


                         <
                         c
                         >

     Cash and cash       $   191
      equivalents
Property and equipment
                           138,80
                             9
   Accrued expenses
                           (1,000
                             )
  Net assets acquired    $ 138,00
                                0

           iii) The statements of operations and cash flows include IVT's results of operations and cash flows from January 1, 1998 (date operations began) and Visual's results of operations from the Effective Date.






                              -13-
                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 3 -PROPERTY AND EQUIPMENT

      Property and equipment is summarized as follows:

                                                December 31,

                                       <c            <c
                                       >             >
                                             1999          1998
               Equipment               $    8,932    $    8,186
               Furniture          and       64,312        7,743
               fixtures
                                           73,244        15,929
               Less:      Accumulated                           (
               depreciation                (17,836)      3,186)
               property           and      $ 55,408      $12,743
               equipment, net

         Depreciation expense for the years ended December 31, 1999 and 1998 was $14,650 and $3,186, respectively.

NOTE 4 - INCOME TAXES

      The components of the provision for income taxes are as follows:

                                                December 31,

                                      <c            <c
                                      >              >
                                            1999           1998
 Current Tax Expense
  U.S. Federal                            $ -           $ -
  State and Local                          -             -
 Total Current                             -             -

 Deferred Tax Expense
  U.S. Federal                             -             -
  State and Local                          -             -
 Total Deferred                            -             -
 Total  Tax Provision from Continuing     $ -           $ -
 Operations

      The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

          Federal Income Tax Rate           ( 34.0)%
            Deferred Tax Charge (Credit)         -
            Effect on Valuation Allowance      34.0%
          State  Income Tax, Net of Federal  -
          Benefit
          Effective Income Tax Rate          0.0%

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 4 -   INCOME TAXES (Continued)

          As of December 31, 1999 and 1998, the Company had net carryforward losses of approximately $1,700,000 and $38,000 that can be utilized to offset future taxable income through 2014. Utilization of these net carryforward losses is subject to the limitations of Internal Revenue Code Section 382. Because of the current uncertainty of realizing the benefit of the tax carryforward, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

          Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are summarized as follows:

                                                For the Year
                                                  Ended
                                                  December 31,

                  Net     Operating    Loss  $578,000  $12,920
                  Carryforwards
                  Less: Valuation Allowance             (12,920)
                                             (578,000)
                  Net Deferred Tax Assets    $ -       $ -

          Net operating loss carryforwards expire starting in 2007 through 2014.

NOTE 5 -   DUE TO RELATED PARTY

          As of December 31, 1999 and 1998, due to related parties represents non-interest bearing advances of $21,000 and $20,000, respectively, from an officer (see also Notes 8, 9 and 10).

NOTE 6 -       NOTE PAYABLE

          Notes payable represented a $12,318 note payable to the Bank of New York, as of December 31, 1998. The note has been repaid as of December 31, 1999.

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 7 - CONVERTIBLE DEBENTURES

          As of December 31, 1999, convertible debentures consisted of six notes payable totaling $350,000 bearing interest at 12% per annum payable on December 1, 2000. These debentures are convertible into shares of the Company's Class A Common Stock at the option of the holder by dividing the outstanding principal and interest by the conversion price which shall equal 50% of the average bid price during the 20 trading days before the conversion date. The convertible debentures are subject to default if the Company has not registered its shares under a regulation offering within 150 days of the effective date of the debentures.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

         a) The Company's future minimum annual aggregate rental payments required under operating that have initial or remaining non-cancelable lease terms in excess of one year are as follows:


                    December
                    31,
                    2000          $51,00
                                       0
                    2001          44,800
                    Total         $95,80
                                       0

          Rent  expense under operating leases for the year ended
         December  31,  1999  and 1998 was  $70,185  and  $1,000,
         respectively.

         b) The Company is committed to a monthly lease agreement for their office currently utilized as the corporate headquarters. Monthly lease payments total $1,450.

         c) During May 1999, the Company entered into a five year employment agreement with its majority shareholder (the "Executive"). He will serve as the Company's Chairman of the Board and its Chief Executive Officer for a term of five years. As consideration, the Company agrees to pay the Executive a sum of $180,000 the first year with a 10% increase every year thereafter.

         d) In connection with the Reorganization Agreement, the Company entered into a five-year consulting agreement with one of Visual's Directors (the "Director"). The agreement provides that the Director will devote his part-time efforts to:

               (i)  coordinating investor and public relations, including working with investment bankers in connection with public or private equity or debt funding ventures;
(ii) facilitating the preparation and filing of a Form 10 or Form
10-SB registration statement with the Securities and Exchange
Commission (the "SEC"),

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 8 -   COMMITMENTS AND CONTINGENCIES (Continued)

               1.   the subsequent preparation and filing of periodic reports
                 with the SEC;
2. seeking and evaluating potential business or product line acquisitions;
3. seeking potential sources of debt or equity financing for the Company's business activities or growth; and
4. monitoring, and reporting to management of the Company on a monthly basis of, the activities of each of the subsidiaries, if any, of the Company; and such other activities as shall be mutually agreed upon by the parties.

               As compensation for his services, the Director shall receive a fee of $104,000 per year provided, however, that such fee shall be paid only from up to 10% of any equity or debt funds raised by the Company. If such funds are not available for payment of the consulting fee when due, such amount shall be accrued and paid by the Company as soon as such equity or debt funds are received by the Company. If any accrued consulting fees are outstanding at the termination of the Agreement, the Company will have no further obligation to pay the Consultant any accrued fees. As consideration for entering into the Consulting Agreement, the Director received 50,000 shares of common stock of a public company received by Visual in a Settlement Agreement dated March 5, 2000.

         e) On June 2, 1999, subsequently amended January 11, 2000, the Company entered into a three year employment agreement, expiring on May 31, 2002, with an employee. As compensation, such employee will receive a base salary and

               1)   options to purchase 140,000 shares of the Company's Class A common stock; and

               2)   250,000 shares of the Company's Class A common stock.

         f) The Company is a party to a lawsuit initiated by an individual on November 1, 1999 relating to an investment made into an entity called IVS Corp. ("IVS"). This investment was made between the years 1994 and 1996. IVS was incorporated in 1993 and ceased operations in November, 1997. The majority shareholder of IVS is the majority shareholder and CEO of the Company. The Company believes this lawsuit should not exceed $500,000 and accordingly has established a reserve in accounts payable and accrued expenses. The Company settled this lawsuit during March 2000 (see Note 12).

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 9 -   COMMON STOCK

         The company has two issuances of common stock:

          a)   Class A Common Stock

               Class A common stock consists of 75,000,000 shares of authorized common stock with a par value of $.01. Class A stock has voting rights of 1:1 and as of December 31, 1999 and 1998, 54,083,663 and 10,000,000 were issued and outstanding, respectively.

               Each holder of Class A Common stock is entitled to receive ratably dividends, if any, as may be declared by the Board of Directors out of funds legally available for the payment of dividends. As of December 31, 1999 and 1998, the Company has not paid any dividends on its Common Stock.

          b)   Class B Common Stock

               Class B Common Stock consists of 700,000 shares of authorized common stock with no intrinsic value. Class B stock has voting rights of 100 to 1 with respect to Class A Common Stock. As of December 31, 1999 and 1998, 700,000 and 400,000
               were  issued  and outstanding, respectively  (see
               Note 2). Class B common stockholders are not entitled to receive dividends (see Note 12h).

 NOTE 10 -   STOCK OPTIONS

          During 1997, the Company issued the following options:

          a) On December 15, 1997, issued options to purchase 75,866 shares of Class A common stock at $.12, which expired on December 15, 1999.

          During 1998, the Company issued various options as follows:

          b) On January 1, 1998, issued options to purchase 400,000 shares of Class A common stock, at an average exercise price of $1.33 for services, with expiration on January 1, 2001.
c)        On July 13, 1998, issued options to purchase 50,000
shares of Class A common stock at $.10 per share expiring in 12 months (expired).
d) On July 14, 1998, issued options to purchase 195,185 shares of Class A common stock at $.1035 for investment banking services, exercisable within three years (see note 10).
                              -18-
                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

 NOTE 10 -   STOCK OPTIONS (Continued)

          e) On October 5, 1998, issued options to purchase 1,000,000 shares of Class A common stock at $.03 (exercised).
f) On November 23, 1998, issued options to purchase 300,000 shares of Class A common stock at $.05 (exercised).
g) On December 22, 1998, issued options to purchase 10,000 shares of Class A common stock at $.10 for investment banking services.

          During 1999, the Company issued various options as follows:

          h) On January 5, 1999, issued options to purchase 10,000 share of Class A common stock at $.12 per share expiring in five years.
i) On January 21, 1999, issued options to purchase 10,000 shares of Class A common stock at $.107 per share expiring in five years.
j) On February 5, 1999, issued options to purchase 10,000 shares of Class A common stock at $.107 per share expiring in five years.
k) On March 17, 1999, issued options to purchase 10,000 shares of Class A common stock at $.107 per share expiring in five years.
l) On April 6, 1999, issued options to purchase 10,000 shares of Class A common stock at $.107 per share expiring in five years.
m)   On May 14, 1999, the Company issued an option to purchase
9,000,000 shares of Class A Common Stock at $.033 per share expiring in five years.

         Options   outstanding,  except  options  under  employee
         stock   option  plan  are  as  follows  as  of  December
         31,1999:

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 10 -      STOCK OPTIONS (Continued)

         Expiration Date             Exercise    Shares
                                     Price
         a)December     15,     1999    .1200     75,866
         (Expired)
         c)July 13, 1999 (Expired)      .1000     50,000
         d)July 14, 2001                .1035    195,185
         b)January 1, 2001              .3100    100,000
         b)January 1, 2001             1.0000    100,000
         b)January 1, 2001             2.0000    200,000
         g)December 22, 2003            .1000     10,000
         h-l)January - April 2004       .1096     50,000
                                                 781,051

          n)   Employee Stock Option Plan

               During the year ended December 31, 1999, the Company adopted the Employee Stock Option Plan (the "Plan") in order to attract and retain qualified personnel. Under the Plan, the Board of Directors (the "Board"), in its discretion may grant stock options (either incentive or non-qualified stock options) to officers and employees to purchase the company's common stock at no less than 85% of the market price on the date the option is granted. Options generally vest over four years and have a maximum term of five to ten years. During the year ended December 31, 1999, 20,000,000 shares were reserved for future issuance under the plan of which 9,490,000 shares were granted subsequent to the adoption as detailed below:


             Optionee         Date    # Shares   Price
         Joel Beagleman      05/14/99  9,000,00    0.033
                                              0
         Leo Pudlo           06/15/99   140,000    0.350
         Carolyn Mikuski     08/02/99    10,000    0.290
         Arlene Wiko         08/02/99     5,000    0.290
         Peter Spohrer       08/02/99    20,000    0.290
         Randy Gerber        08/02/99     5,000    0.290
         David         B.    09/07/99    20,000    0.210
         Alberding
         Robert Weist        08/02/99    20,000    0.290
         Greg M. Shanken     10/15/99    20,000    0.160
         John Bianco         11/08/99   100,000    0.165
         John Bianco         11/08/99   150,000    0.210
         Derek Rowe          12/27/99    20,000    0.350
                                                 9,510,0
                                                      00

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 10 -  STOCK OPTIONS (Continued)

          The Company has adopted only the disclosure provisions of SFAS No. 123. It applies Accounting Principles Bulletin ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", and its related interpretations in accounting for its plan. It does not recognize compensation expense for its stock-based compensation plan other than for restricted stock and options/warrants issued to outside third parties. If the Company had elected to recognize compensation expense based upon the fair value at the grant date for awards under its plan consistent with the methodology prescribed by SFAS No. 123, the Company's net loss and loss per share would be increased to the proforma amounts indicated below:

                                        For the Year Ended
                                         December 31,

                                   <c            <c
                                   >              >
                                         1999          1998
                  Net Loss
                  As Reported      $   (1,662,70 $    -
                                       2)
                  Proforma         $             $    -
                                       1,945,123
                                       )

                  Basic Loss  Per
                  Share
                  As Reported      $    (.026)   $    -
                  Proforma         $    (.031)   $    -

          These proforma amounts may not be representative of future disclosures because they do not take into effect proforma compensation expense related to grants made before 1997. The fair value of these options were estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the years ended December 31, 1999 and 1998: dividend yield of 0%; expected volatility of 320%; risk-free interest rates of 5.84%; and expected life of 3.0 years.

          The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 10 - STOCK OPTIONS (Continued)

The   following   summarizes  the  stock   option   and   warrant
transactions:


                                   Weighted  Other      Weighted
                        Employee   Average   Options    Average
                        Stock      Exercise  and        Exercise
                        Options
                        Outstandi   Price     Warrants   Price
                        ng
Balance, December  31,         -        $ -      75,866  $ 0.12
1997
 Granted                       -        $ -   1,955,185  $ 0.06
 Exercised                     -        $ -           (    0.03
                                              1,300,000
                                                      )
 Canceled                      -        $ -           -       -

Balance, December  31,         -        $ -     731,051  $ 0.12
1998
 Granted                 9,510,0     $ .033      50,000  $ 0.11
                              00
 Exercised                     -        $ -           -     $ -
 Canceled                      -        $ -              $ 0.11
                                              (125,866)

Balance, December  31,   9,510,0     $ .033     655,185  $ 0.12
1999                          00

Outstanding        and
Exercisable,
 December 31, 1998             -        $ -     731,051  $ 0.12

Outstanding        and
Exercisable,
 December 31, 1999       9,000,0     $ .033     655,185  $ 0.12
                              00

          The weighted average remaining contractual lives of the employee stock options is 2.5 years at December 31, 1999.

NOTE  11 -                                    NON-RECURRING EXPENS
ES

          Non-recurring expenses consisted of the following for the year ended December 31, 1999:

         a)Legal Settlements               $
                                     500,000
         b)Outside Services          427,113
         c)Merger Costs              228,000
             Total   non-recurring  $1,155,1
         expenses                         13

         a) The Company recognized $500,000 of expenses relating to legal settlements.

         b) The Company recognized $427,113 of outside services relating to non-operating activities.

                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE  11 -                                    NON-RECURRING EXPENS
ES (Continued)

         c)   In connection with the Reorganization Agreement, on August
             30, 1999, a consulting company received 2,000,000 shares of the Company's Class A common stock, valued at .114 per share or $228,000 for services performed.

NOTE 12 -    SUBSEQUENT EVENTS

         a) On March 27, 2000, the Company entered into a definitive agreement to acquire MaiSoft, Inc. ("MaiSoft"). MaiSoft possesses unified messaging technology which will be integrated with the Company's present technology. The terms of the agreement specify that the Company will pay $1,000,000 in cash and issue 2,400,000 shares of its class A common stock in exchange for certain assets of Maisoft. The agreement is subject to a repricing mechanism after one year based upon certain levels of the Company's common stock price. As of the date of this report, this transaction has not closed.

         b)   During February 2000, the Company settled a lawsuit (see
            Note 8F). As settlement, the Company paid $300,000 in cash and issued 2,000,000 shares of its Class A common stock.

         c) During March 2000, the Company increased its authorized shares of its Class A common stock from 75,000,000 to 150,000,000.

         d) During March 2000, 195,185 of outstanding stock options were exercised.

         e) During January, February and March 2000, the Company issued four additional 12% secured convertible debentures due December 1, 2000, totaling $150,000.

         f) On April 21, 2000, the Company executed an agreement and plan of reorganization with ThirdCAI, Inc. ("ThirdCAI"), a fully reporting holding company. The agreement stipulates that ThirdCAI and the Company would be merged and the Company would be the surviving entity. The Company will issue 50,000 shares for all outstanding shares of ThirdCAI. A finders fee of $150,000 is also payable in relation to the agreement

         g) On April 19, 2000, the Company entered into a letter of intent with an investment banking firm to issue a minimum of $1,000,000 and a maximum of $5,000,000 of 6% convertible debentures, due in one year, on a "best efforts" basis, as follows:

               i)   $1,000,000 to $2,500,000 funded by May 10, 2000; and

               ii)$1,000,000 to $2,500,000 funded within 60  days
                 of the initial closing on May 10, 2000.

                              -23-
                        IVOICE.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS

                   DECEMBER 31, 1999 AND 1998

NOTE 12 -SUBSEQUENT EVENTS (Continued)

         The debentures are convertible at the lessor of :

               (a)  50% discount of the lowest closing bid price from April 18,
                 2000 until the date of the initial closing; or

               (b)  a 50% discount, utilizing a twenty (20) day average closing bid price to the market price at the time of conversion for the first $2,500,000 raise. The second $2,500,000 raise will be convertible at a 50% discount, utilizing a twenty (20) day average closing bid price to the market price at the time of conversion. The Debenture may be converted at any time and must be converted within one year from the date of an effective registration.

            The debentures and underlying securities shall be registered by an appropriate registration statement filed no later than sixty (60) days from the date of the initial closing of this offering.

         h) On April 24, 2000, the Company filed to amend its Articles of Incorporation to state that Class B common stock is convertible into its Class A common stock at a conversion rate of one share of Class B common stock for one hundred shares of Class A common stock. The conversion ratio is in relation to the voting ratio.

         i) On April 24, 2000, the Company terminated its agreement with their former investment banking firm. The Company has agreed to issue shares of its restricted Class A common stock as settlement for all obligations relating to their agreement. This settlement is not yet finalized.

         j) On March 21, 2000, 9,000,000 stock options were exercised to purchase 9,000,000 shares of the Company's Class A common stock at a strike price of $.033 (see Note 10m).

         k) During April 2000, the Company issued 37,500 shares of its Class A common stock for services rendered.

         l) During April 2000, the Company sold 1,750,000 shares of its Class A commons stock for approximately $750,000.

         m) On April 24, 2000, the Company entered into discussions to issue 100,000 shares of its Class A common stock to the 12% convertible debenture holders, to extend the default term of the debentures for a period of six months.

                              -24-

                        IVOICE.COM, INC.

              STATEMENT OF STOCKHOLDERS' DEFICIENCY

         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                   Common Stock     Common Stock
                                     Series A         Series B
                                  Shares   Amount  Shares  Amoun
                                                             t
   Balance,
   January 1, 1998, adjusted to
   reflect
    outstanding shares of        10,000,0        $  400,0   $ 40
   visual                              00   100,00     00
                                                 0
   Net loss for the year ended          -        -       -      -
   December 31, 1998

   Balance at December 31, 1998  10,000,0   100,00  400,00     40
                                       00        0       0

   Acquisition of net asset of   36,932,3   369,32  300,00     30
   Visual                              64        4       0

   Issuance of common stock for
    software license costs       3,200,00   32,000       -      -
                                        0

   Issuance of common stock for  2,630,00   26,300       -      -
   services                             0

   Issuance of common stock for
   exercise
    of stock options              100,000    1,000       -      -

   Issuance of common stock for   981,299    9,813       -      -
   cash

   Issuance of common stock for   250,000    2,500       -      -
   compensation

   Issuance of stock options as         -        -       -      -
   compensation

   Net loss for the year ended          -        -       -      -
   December 31, 1999

   Balance at December 31, 1999                  $           $ 70
                                 54,093,6   540,93  700,00
                                       63        7       0

The accompanying notes are an integral part of the financial statement.

                               -4

                        IVOICE.COM, INC.

              STATEMENT OF STOCKHOLDERS' DEFICIENCY

   FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (continued)

                             Additiona                 Total
                                 l
                              Paid in   Accumulate  Stockholde
                                             d          rs'
                              Capital     Deficit   Deficiency
  Balance,
  January 1, 1998, adjusted
  to reflect
   outstanding shares of            $(          $ -    $ 14,751
  visual                       85,289)
  Net loss for the year              -    ( 37,692)   ( 37,692)
  ended December 31, 1998

  Balance at December 31,            (    ( 37,692)   ( 22,941)
  1998                         85,289)

  Acquisition of net asset    (231,354            -     138,000
  of Visual                          )

  Issuance of common stock
  for
   software license costs      512,000            -     544,000

  Issuance of common stock     264,500            -     290,800
  for services

  Issuance of common stock
  for exercise
   of stock options             13,000            -      14,000

  Issuance of common stock     231,314            -     241,127
  for cash

  Issuance of common stock      85,000            -      87,500
  for compensation

  Issuance of stock options    256,500            -     256,500
  as compensation

  Net loss for the year              -            (  (1,725,197
  ended December 31, 1999                1,725,197)           )

  Balance at December 31,            $   $(1,762,88          $(
  1999                        1,045,67           9)    176,211)
                                     1

The accompanying notes are an integral part of the financial statement.



  (b)  Financial Statements of Maisoft, Inc.

                  INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS' OF
MAISOFT, INC.

We have audited the accompanying balance sheet of Maisoft, Inc. as of December 31, 1999, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maisoft, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                              MERDINGER, FRUCHTER, ROSEN & CORSO,
                              P.C.
                              Certified Public Accountants

New York, New York
April 6, 2000

                          MAISOFT, INC.

                          BALANCE SHEET

                        DECEMBER 31, 1999





ASSETS

CURRENT ASSETS

Cash and cash equivalents                       $ 94,772

Accounts receivable, net of allowance for

 doubtful accounts of $-0-                        23,610

Total current assets                             118,382



Property and equipment, net of accumulated

 depreciation of $7,854                           22,820



TOTAL ASSETS                                           $
                                                 141,202



LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses           $ 25,373

Income taxes payable                               1,415

Total liabilities                                 26,788





Commitments and contingencies                          -



STOCKHOLDERS' EQUITY

Common stock - par value $.001; authorized

300,000 shares, 300,000 issued and outstanding       300

Retained earnings                                114,114

Total stockholders' equity                       114,414



TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $
                                                 141,202












The accompanying notes are an integral part of the financial statement.

                               -2-

                          MAISOFT, INC.

                        INCOME STATEMENT

              FOR THE YEAR ENDED DECEMBER 31, 1999





SALES, net                          $ 425,530



COST OF SALES                                        98,345



GROSS PROFIT                          327,185



SELLING, GENERAL AND

 ADMINISTRATIVE EXPENSES

Selling expenses                       40,749

General     and     administrative    182,274
expenses

Bad debt expense                        3,690

Depreciation and amortization           6,135

Total    selling,   general    and    232,848
administrative expenses



INCOME BEFORE INCOME TAXES             94,337



PROVISION FOR INCOME TAXES           ( 1,415)



NET INCOME                           $ 92,922



NET INCOME PER COMMON SHARE

Basic and Diluted                      $ .310












The accompanying notes are an integral part of the financial statement.

                                 - 3 -

                          MAISOFT, INC.

                     STATEMENT OF CASH FLOWS

              FOR THE YEAR ENDED DECEMBER 31, 1999





CASH FLOW FROM OPERATING ACTIVITIES
                 Net income                        $ 92,922

Adjustments to reconcile net income to net cash

 provided by operating activities

Depreciation and amortization                         6,135
      Increase in accounts receivable             ( 10,600)

Decrease in supplies on hand                         14,950

Increase in overdraft                             ( 29,523)

Decrease in accounts payable                         20,888



Total cash provided by operating activities          94,772



NET INCREASE IN CASH AND
 CASH EQUIVALENTS                                    94,772



CASH  AND  CASH EQUIVALENTS -  BEGINNING  OF              -
YEAR



CASH AND CASH EQUIVALENTS - END OF YEAR            $ 94,772

       CASH PAID DURING THE YEAR FOR:

Interest expense                                        $ -

Income taxes                                            $ -











The accompanying notes are an integral part of the financial statement.

                          MAISOFT, INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a)   Organization

          Maisoft, Inc. ("Maisoft"), was incorporated under the laws of California on June 14, 1994.

          b)   b)        Line of Business

          The Company is engaged in the marketing of voice and computer technology communication systems for small-to-medium sized businesses and corporate departments. The Company is a developer and manufacturer of telephone and voice-activated applications. The Company developed the Unified Messaging Software ("UMS") which incorporates the latest technology with voice recognition, automated attendant, text-to-speech, fax routing, call control and screen pop-up. UMS allows the seamless operation from one technological standard to the other. The Company sells its products through Dealer and Reseller channels.

          c)   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          d)   Revenue Recognition

          The Company obtains its income from the sale of its systems. The Company recognizes revenue at the time of shipment for sales of systems which do not require customization to be performed by the Company. The Company recognizes revenue from services at the time the service is performed.

          e)   Advertising Costs

          Advertising costs are expensed as incurred and are included in selling expenses. For the years ended
         December 31, 1999, advertising expense amounted to $11,270.

          f)   Cash and Cash Equivalents

          The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

          g)   Concentration of Credit Risk

          The  Company places its cash in what it believes to  be
         credit-worthy  financial  institutions.  However,   cash
         balances exceeded FDIC insured levels at various times during the year.

          h)   Property and Equipment

          Property and equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred.

                          MAISOFT, INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          i)   Income Taxes

         The Company elected to be taxed under the provisions of subchapter "S" of the Internal Revenue Code. Under those provisions, the Company does not pay Federal and
         State income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on
         their   respective  shares  of  the  Company's   taxable
         income. For California purposes, the Company is subject to a California franchise tax at the greater of 1 1/2% of taxable income or $800.

          j)   Fair Value of Financial Instruments

         The   carrying  value  of  cash  and  cash  equivalents,
         accounts receivable, inventory, accounts payable and accrued expenses and deferred revenue approximates fair value due to the relatively short maturity of these instruments.

          k)   Long-Lived Assets

         SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", requires that long-lived assets and certain identifiable intangibles to be held and used or disposed  of  by  an entity be reviewed  for  impairment
         whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and determined that an impairment loss should not be recognized for applicable assets of continuing operations.

          l)   Earnings Per Share

         SFAS    No.   128,   "Earnings   Per   Share"   requires
         presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

         The computation of basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. The shares used in the computations are as follows:





                                                As of December
                                                31, 1999

                   Basic and Diluted EPS        300,000


                          MAISOFT, INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          m)   Comprehensive Income

          SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The items of other comprehensive income that are typically required to be displayed are foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. As of December 31, 1999, the Company has no items that represent comprehensive income, and thus, has not included a statement of comprehensive income.

          n)   Recent Accounting Pronouncements

          SFAS No. 131, "Disclosure About Segments of an Enterprise and Related Information" changes the way public companies report information about segments. SFAS No. 131, which is based on the selected segment information quarterly and entity-wide disclosures about products and services, major customers, and the material countries in which the entity holds assets and reports revenue. This statement is effective for the Company's 1999 fiscal year. The Company is in the process of evaluating the disclosure requirements under this standard.

         Statement of Position ("SOP") No. 98-1 was issued which specifies the appropriate accounting for costs incurred to develop or obtain computer software for internal use. The new pronouncement provides guidance on which costs should be capitalized, and over what period such costs should be amortized and what disclosures should be made regarding such costs. This pronouncement is effective for fiscal years beginning after December 15, 1998, but earlier application is acceptable. Previously capitalized costs will not be adjusted. The Company believes that it is already in substantial compliance with the accounting requirements as set forth in this new pronouncement and therefore believes that adoption will not have a material effect on financial condition or operating results.

         SOP No. 98-5 was issued which requires that companies write-off defined previously capitalized start-up costs including organization costs and expense future start-up costs as incurred. The Company believes that it is already in substantial compliance with the accounting requirements as set forth in this new pronouncement and therefore believes that adoption will not have a material effect on financial condition or operating results.

                          MAISOFT, INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          n)   Recent Accounting Pronouncements (continued)

         SFAS  No.  133,  "Accounting for Derivative  Instruments
          and for Hedging Activities" requires that certain derivative instruments be recognized in balance sheets at fair value and for changes in fair value to be recognized in operations. Additional guidance is also provided to determine when hedge accounting treatment is appropriate whereby hedging gains and losses are offset by losses and gains related directly to the hedged item. While the standard, as amended, must be adopted in the fiscal year beginning after June 15, 2000, its impact on the Company's consolidated financial statements is not expected to be material as the Company has not historically used derivative and hedge instruments.

NOTE 2 - PROPERTY AND EQUIPMENT
 Property and equipment as of December 31, 1999 is summarized as follows:





                    Equipment                   $ 30,674

                    Less:          Accumulated   ( 7,854)
                    depreciation

                    property   and  equipment,  $ 22,820
                    net




         Depreciation expense for the year ended December 31, 1999 was $6,135.

NOTE 3 -   COMMITMENTS AND CONTINGENCIES

         g) The Company's future minimum annual aggregate rental payments required under operating that have initial or remaining non-cancelable lease terms in excess of one year are as follows:





                       December 31,

                       2000            $ 29,900

                       2001             31,400

                       Total           $ 61,300




          Rent  expense under operating leases for the year ended
         December 31, 1999 was $29,900.

                          MAISOFT, INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999

NOTE 4 - SUBSEQUENT EVENTS

         n) On March 27, 2000, iVoice.com, Inc. ("Ivoice") entered into a definitive agreement to acquire the Company. The terms of the agreement specify that iVoice will pay $1,000,000 in cash and issue 2,400,000 shares of class A common stock in exchange for 100% of Maisoft's outstanding stock. The agreement is subject to a repricing mechanism after one year based upon certain levels of the Company's stock price. As of the date of this report, the transaction has not closed.

                          MAISOFT, INC.

                STATEMENT OF STOCKHOLDERS' EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1999





                                                         Total

                          Common Stock    Retained    Stockholde
                                                          rs'

                         Shares  Amount   Earnings      Equity

Balance,   January   1, 300,000  $ 300   $ 21,192     $ 21,492
1999



Net income for the year
ended

 December 31, 1999       -        -       92,922       92,922



Balance at December 31,          $ 300   $ 114,114    $ 114,414
1999                    300,000







The accompanying notes are an integral part of the financial statement.

                               -4

  (c)  Pro Forma Financial Information

         UNAUDITED PROFORMA CONSOLIDATED FINANCIAL DATA

The Unaudited Proforma Consolidated Statements of Operations of iVoice.com, Inc., (the "Company") for the year ended December 31, 1999 (the "Proforma Statements of Operations"), and the Unaudited Proforma Consolidated Balance Sheet of the Company as of December 31, 1999 (the "Proforma Balance Sheet" and, together with the
Proforma   Statements  of  Operations,  the  "Proforma  Financial
Statements"), have been prepared to illustrate the estimated effect of the acquisition of MaiSoft, Inc. ("Maisoft") and the plan of reorganization with ThirdCAI, Inc. ("ThirdCAI"). The Proforma Financial Statements do not reflect any anticipated cost savings from the Acquisition, or any synergies that are anticipated to result from the Acquisition, and there can be no assurance that any such cost savings or synergies will occur. The Proforma Statements of Operations give proforma effect to the acquisition of MaiSoft as if it had occurred on January 1, 1999. No Proforma adjustments were made for the Statement of Operations for ThirdCAI since it was accounted for as a reorganization with a shell company. The Proforma Balance Sheet gives proforma effect to the of Maisoft and the reorganization with ThirdCAI as if it had occurred on December 31, 1999. The Proforma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such Acquisitions been completed as of the assumed date and for the period presented, or which may be obtained in the future. The proforma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Proforma Financial Statements based on available information. The actual allocation of the purchase price and the resulting effect on income from operations may differ significantly from the proforma amounts included herein. These proforma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Proforma Financial Statements are subject to change and the final amounts may differ substantially.

                        IVOICE.COM, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1999

<Ta
ble
  >

[S]                    [C] [C]          <     [C]    <   [C]   <c <   [C]    <
                                      c            c         >  c          c
                                      >            >            >          >

                                                     Pro Forma   Pro Forma
                                                    Adjustments Consolidat
                           IVOICE MAISOFT                           ed

NET SALES                  $ 776,773     $ 425,530          -      $
                                                               1,202,30
                                                               3



COST OF SALES                  280,317      98,345               378,662

                                                          -



GROSS PROFIT                   496,456     327,185        -      823,641



SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES

    Selling expenses            168,707      40,749        -      209,456

    General and                 750,617     182,274  150,000 (d
   administrative                                           )   1,082,89
   expenses                                                           1

    Bad debt expense             39,874       3,690        -      43,564

    Provision for                31,000           -        -      31,000
   obsolescence

    Depreciation and             69,050       6,135  462,306 (a   537,491
   amortization                                             )



    Total general and         1,059,248     232,848
   administrative
   expenses                                          612,306     1,904,40
                                                                      2



LOSS FROM OPERATIONS         (562,792)      94,337
                                                   (612,306     (1,080,7
                                                          )         61)



OTHER INCOME (EXPENSES)

    Non-recurring expenses                        -                    -
                           (1,155,113)              1,155,11 (b
                                                          3 )

    Interest expense            (7,292)           -               (7,292)



    Total other expenses                          -                (7,292)
                           (1,162,405)              1,155,11
                                                   3



LOSS BEFORE INCOME TAXES                    94,337   542,807
                           (1,725,197)                          (1,088,0
                                                                    53)



INCOME TAXES                         -     (1,415)   -            (1,415)



NET INCOME (LOSS)          $              $ 92,922     $            $ (
                          (1,725,197)               542,807      1,089,46
                                                               8)





Note 1

The following is a description of the Pro Forma adjustments for the year ended December 31, 1999

 Pro Forma consolidated statement of
operations:

(a) Amortization of acquired goodwill relating to the acquisition of MaiSoft by iVoice.

    Amortization is recorded as if the acquisition took place as of the first day of the year.

    Amortization is computed over a
   period of 15 years.

(b) To eliminate non-recurring expenses for the year ended December 31, 1999.

(c) There are no proforma adjustments
   for the ThirdCAI reorganization
   since ThirdCAI has no operations.

(d) Payment of $150,000 finders fee
   relating to ThirdCAI.

</T
abl
 e>

                        IVOICE.COM, INC.
     NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1999

<T
ab
le
 >

<s                [C]    [C]   <    [C]     [C]   [C]  <<c>   [C]    [C]
 >                             c                       C
                              >                       >

                                                 Pro Forma   Pro Forma
                                                Adjustment Consolidated
                         IVOICE MAISOFT  THIRDC      s
                                             AI



ASSETS

CURRENT ASSETS

   Cash and cash        $          $             $                   $ -
  equivalents         195,861    94,772     1,000 $(1,000,  (a
                                               000)      )


                                               (150,000  (c
                                               )         )

                                                    858,367 (
                                                         d
                                                         )

   Accounts             599,026    23,610        -              622,636
  receivable

   Inventory            10,140           -      -               10,140

   Other receivables          -         -      -                    -

   Prepaid license            -         -      -                    -
  costs


   Prepaid expenses      93,808         -      -               93,808



   Total Current        898,835    118,382      $              726,584
  Assets                                  1,000 (291,633
                                                       )





Property and           55,408     22,820        -               78,228
equipment



Investment                   -         -         114,114  (         -
                                                         a
                                                         )

                                                    1,000 (
                                                         b
                                                         )

                                                 (115,114 (
                                                       ) e
                                                         )

Software license       489,600          -      -              489,600
costs



Goodwill                     -         -      -          (a
                                                6,885,58 ) 6,472,280
                                                       6

                                              -   49,000 (b
                                                         )

                                                (462,306 (
                                                       ) c
                                                         )



                      $           $             $                    $
                     1,443,84   141,202    1,000 $6,180,6   7,766,692
                     3                                47

</
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                        IVOICE.COM, INC.
     NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1999

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                              >          >                  >  >



                                                   Pro Forma  Pro Forma
                                                  Adjustments Consolida
                         IVOICE MAISOFT   THIRDCAI               ted



LIABILITIES AND STOCKHOLDERS'
EQUITY

CURRENT LIABILITIES

    Accounts payable
  and accrued
  expenses            $          $ 26,788                 -    $ 708,542
                     681,754

   Bank overdraft             -         -        -  858,367 (    858,367
                                                           d
                                                           )

   Deferred revenue     567,300         -                 -      567,300

   Due to related        21,000         -                 -       21,000
  parties

   Convertible          350,000                           -      350,000
  debentures



    Total Current                  26,788           858,367
  liabilities         1,620,05                                2,505,209
                             4



STOCKHOLDERS' EQUITY

   Common stock,        540,937       300      504   24,000 (a  565,437
  series A                                                  )

                                                       500 (b
                                                            )

                                                     (804)

   Common stock,             70         -                             70
  series B

                                                                      -

   Additional Paid-in                   -      496 5,976,00 (a
  Capital             1,045,67                           0  ) 7,071,171
                             1

                                                    49,500 (b
                                                            )

                                                     (496) (e
                                                            )

   Accumulated                    114,114          (612,306 (
  Deficit             (1,762,8                           ) c
                           89)                             )

                                                   (114,114 (e
                                                         )  ) (2,375,19
                                                                     5)



    Total                         141,414    1,000 5,322,28
  Stockholders'       (176,211                           0    5,261,483
  Equity                     )



 TOTAL LIABILITIES
  AND STOCKHOLDERS'
  EQUITY              $          $          $ 1,000        $            $
                     1,443,84   141,202            6,180,64    7,766,692
                     3                                   7

</
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                        IVOICE.COM, INC.
     NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1999

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                              >          >         > >



   Note 1

   For purposes of this Pro Forma Balance Sheet, December 31, 1999, the audited information was used.



   Note 2

   The following is a description of the Pro Forma adjustments as of December 31, 1999 for the Pro Forma Balance Sheet

                  (a)  To record the issuance of 2,400,000 shares of
                     the Company's Class A common

                       stock and payment of $1,000,000 in cash
                     relating to the purchase

                      of
                     MaiSoft,
                     Inc.

                  (b) To record issuance of 50,000 shares of Class A
                     common stock relating to reorganization with ThirdCAI.

                  (c) To record $150,000 finders fee and amortization
                     expense of goodwill. Goodwill is recorded as if the two acquisitions had occurred on the first day of the period. Amortization is computed over a period of 15 years.

                  (d) To reclass cash overdraft as current
                     liabilities.

                  (e) To adjust stockholders' equity and zero-out
                     investments.

</
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  (d)  Form 10-SB of iVoice.Com, Inc.









                        IVOICE.COM, INC.
     (Exact name of registrant as specified in its charter)







Delaware                                          86-0974165
(State of organization) (I.R.S. Employer Identification No.)

750 Route 34, Matawan, NJ 07747
(Address of principal executive offices)

Registrant's telephone number, including area code (732) 441-7700

Securities to be registered pursuant to Section 12(b) of the Act:
None

Securities to be registered pursuant to Section 12(g) of the Act:
          Common Stock, par value $0.01 per share


ITEM 1.   DESCRIPTION OF BUSINESS

                           Background

The  Company,  formerly Visual Telephone International,  Inc.,  a
Delaware  corporation,  was incorporated  in  1989,  and  is  the
successor   to   Booster  Corporation,  a  public   traded   Utah
corporation, incorporated in 1985.

On February 5, 1988, Articles of Amendment were filed with the state of Utah changing the name of the company from Booster Corp.
to "Kenneth Dion of Scottsdale, Inc.".

On January 23, 1990, Articles of Amendment were filed with the state of Utah changing the name of the company from Kenneth Dion of Scottsdale, inc. to "Select Housing Associates, Inc.".

On February 2, 1990, Select Housing Associates, Inc. (a Utah corporation) was merged into Del Enterprises, Inc. (a Delaware corporation, which was incorporated on October 19, 1989).

On  November 7, 1991, the name of the corporation, Select Housing
Associates, Inc., was changed to "Select Resources, Inc." to differentiate it from the wholly-owned California subsidiary, Select Housing Associates.

On or about March 25, 1996, Articles of Amendment were filed with the state of Delaware changing the name of the company from Select Resources, Inc. to "Visual Telephone of New Jersey, Inc.", and on September 2, 1996 to "Visual Telephone International, Inc."

During 1995, the Company exchanged all of its Select Housing shares for 100% of the shares of Visual Telephone of New Jersey as well as changed its name to Visual Telephone of New Jersey. This name change was pursuant to a stock exchange agreement. On February 26, 1996, the company entered into a Stock Exchange
Agreement with Visual Telephone of NJ., Inc. ("Visual Telephone"), a privately held New Jersey corporation, its shareholders, and three of the principle shareholders of the Company. The purpose of the agreement was to acquire all of the outstanding shares of Visual Telephone and to spin-off Select Housing Associates, Inc. ("SHA"), a wholly owned subsidiary of the Company. As set forth in the agreement, the Company agreed to issue 5,611,000 shares to one of the two shareholders of Visual Telephone and to transfer one-half of the shares of SHA owned by the company to Joel Beagelman, the other shareholder of Visual Telephone, in return for all of the outstanding shares of Visual Telephone. In addition, the Company agreed to transfer the other half of the shares of SHA owned by the company to Gary W. Pomeroy and Brad W. Pomeroy in return for the cancellation of 1,111,000 shares of common stock of the Company owned by such individuals. Mr. Beagelman and the Pomeroys were directors of the Company at the time of the transaction. On February 26, 1996, the Stock Exchange Agreement was approved by the consent of shareholders of the Company owning a majority of the outstanding shares of common stock of the Company. Visual telephone would be considered a public shell (explanation to follow).

In July of 1996, the Company acquired Communications Research Inc. ("CRI"). On May 21, 1999, the Company acquired International Voice Technologies ("IVT"). Prior to the acquisition Visual Telephone spun-off Communications Research, Inc. CRI is currently in the process of filing a registration statement to provide for the proposed distribution of CRI shares to Visual Telephone Int'l shareholders. The Visual shareholders are supposed to receive one share of CRI for every four shares of Visual shares owned. The principals of Visual Telephone Int'l were C. Ceragno and J. Beagelman. Mr. Ceragno remained with CRI and Mr. Beagelman obtained a consulting agreement with iVoice.com. Subsequently, the Company changed its name to iVoice.com Inc. The Company currently trades on the OTCBB under the symbol "IVOC". The CRI spin-off provided for establishing the executive management team of the new public shell.

The  consideration  for  the acquisition of  International  Voice
Technologies (Jerry Mahoney being the principal) was:

  a.   10,000,000 shares of Class A Common Stock issued, and
b. 700,000 shares of Class B Common Stock. ( see "Certain Transactions and Business Relationships").
c. The firm of Toby Investments consulted on this transaction and was awarded 2,000,000 shares of Common Stock for his efforts.

The Company's transaction with Visual Telephone was accounted for in its financial statements as a "Public shell merger". In a Public shell merger the owners of the operating company (in this case International Voice Technologies) become the majority owners of the shell company (Visual Telephone), and the shareholders of the public shell company remain as passive investors.

The  Company's management team includes 1)Jerome R. Mahoney,  the
Company's Chief Executive Officer;2) Director, Joel G. Beagelman,
Chief  Financial  Officer and 3) Director  and  Leo  Pudio,  Vice
President of Operations.

Mr. Beagelman has a consulting agreement with iVoice.com. This agreement is a five year agreement totaling $104,000 per year. In additional the Company granted 9,000,000 option to purchase class A common stock to Mr. Beagelman. Mr. Beagleman also received 50,000 shares of IntermediaNet Common Stock in lieu of services received in the spin-off of Communications Research, Inc. and in relation to the public shell merger of International Voice Technologies. The 50,000 shares of IntermedialNet was a product of a claim that arose prior to the reverse merger where the Company bought a license from IntermediaNet to use its video conferencing equipment. This equipment did not meet the standards as professed by IntermediaNet thus the Company cancelled the agreement and asked for restitution for the time and monies extended. The claim was settled by IntermediaNet giving Visual Telephone 50,000 shares of its stock. This stock as of May 1999, had an estimated value of less than $5,000.

The Company's principal offices and facilities are located at 1230 State Route 34, Aberdeen, NJ 07747 and its telephone number is (752) 441-7000.

                          Risk Factors

The Company's business is subject to numerous risk factors, including the following:

Limited History of Operations:

As a company with limited operating history, it will be subject to all of the risks, uncertainties and lack of standing generally associated with new enterprises. Despite the fact that the Company's principal has substantial experience in dealing with the target market, there can be absolutely no assurance that the Company will be able to survive in the highly competitive and rapidly changing environment of the call processing arena. See "Business".

Limited Working Capital:

The Company currently has limited working capital. Even if the Company successfully puts its marketing, research and development, manufacturing and sales programs in order, it is possible that it will require additional funds to enable it to implement its advertising and marketing programs and to expand into other available market segments. See "Financial Statements".

No Restrictions of the Activities of the Company:

Neither the Common Shares nor any other agreement restricts the activities of the Company with respect to other borrowings or the use of its assets or the future income to secure Company debts or borrowings for any purpose, including the acquisition of assets of any nature.

Restrictions on Transferability of Securities:

The Shares of the Company have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"). The Shares may not be acquired with a view to immediate resale or distribution thereof. Accordingly, the Shares may be offered, sold, resold, transferred or otherwise disposed of directly or indirectly pursuant to exemptions from the federal and state securities laws. The Company makes no representation in respect to or assumes any responsibility for the availability of any exemption or for undertaking to register the Common Shares. Although public trading in the Company's securities is not prohibited, there may be no public market for its Common Shares and there can be no assurance that a market will develop. See "Description of Securities".

Resale Restrictions. Various state securities laws impose restrictions on transferring "penny stocks" and as a result, investors in the Common Stock may have their ability to sell their shares of the Common Stock impaired. For example, the Utah Securities Commission prohibits brokers from soliciting buyers for "penny stocks", which makes selling them more difficult.

"Penny Stock" Issues. The shares of the Common Stock are "penny stocks" as defined in the Exchange Act, which are traded in the over-the-counter market on the OTC Bulletin Board. As a result, an investor may find it more difficult to dispose of or obtain accurate quotations as to the price of the shares of the Common Stock being registered hereby. In addition, the "penny stock" rules adopted by the Commission under the Exchange Act subject the sale of the shares of the Common Stock to certain regulations which impose sales practice requirements on broker-dealers. For example, broker-dealers selling such securities must, prior to effecting the transaction, provide their customers with a document that discloses the risks of investing in such securities. Furthermore, if the person purchasing the securities is someone other than an accredited investor or an established customer of the broker-dealer, the broker-dealer must also approve the potential customer's account by obtaining information concerning the customer's financial situation, m investment experience and investment objectives. The broker-dealer must also make a determination whether the transaction is suitable for the customer and whether the customer has sufficient knowledge and experience in financial matters to be reasonably expected to be capable of evaluating the risk of transactions in such securities. Accordingly, the Commission's rules may limit the number of potential purchasers of the shares of the Common Stock.

If the Company can meet the listing requirements in the future, management intends to apply to include the shares of the Common Stock being registered hereby for quotation on The NASDAQ SmallCap Market operated by The NASDAQ Stock Market. The Common Stock has not yet been approved for quotation on The NASDAQ SmallCap Market and there can be no assurance that an active trading market will develop or if such market is developed that it will be sustained. The NASDAQ Stock Market recently approved changes to the standards for companies to become listed on The NASDAQ SmallCap Market, including, without limitation, new corporate governance standards, a new requirement that companies seeking listing have net tangible assets of $2,000,000, market capitalization of $35,000,000 or net income of $500,000 and other qualitative requirements. If the Company is unable to satisfy the requirements for quotation on The NASDAQ SmallCap Market, trading in the Common Stock being registered hereby would continue to be conducted on the OTC Bulletin Board. Even if the shares of the Common Stock are listed for quotation on The NASDAQ SmallCap Market, the market price of the shares must remain above $5.00 per share or else such shares will be subject to the "penny stock" rules of the Commission discussed above. If the market price of such shares falls below $1.00 per share, such shares will be delisted from The NASDAQ SmallCap Market and will once again be quoted on the OTC Bulletin Board.

In addition to the recent changes in The NASDAQ SmallCap Market listing requirements discussed above, the National Association of Securities Dealers, Inc. (the "NASD") has recently announced changes in the requirements for continued quotation on the OTC Bulletin Board. Essentially the new rules require OTC Bulletin Board companies to file quarterly and annual reports, required under the Exchange Act, with the Commission or appropriate banking or insurance regulators. If companies currently quoted on the OTC Bulletin Board do not comply with the new NASD rules, their shares will only be quoted in the less automated "Pink Sheets", a system run by the National Quotation Bureau, Inc. The "Eligibility Rule Phase-In Schedule" published by NASD, requires that the Company be fully reporting (registered with the SEC) by May 17, 2000. There can be no assurance that an active trading market will develop for the shares of the Common Stock in the "Pink Sheets" or if such market is developed that it will be sustained.

Dividend Policy - No Dividends in Immediate Future :

The Company has no plans to pay any dividends in the near future.
The Company intends to retain all earnings, if any, in the foreseeable future, for use in its business operations.

Continuing Operating Losses::

iVoice.com has recently generated operating losses. During the fiscal year ended December 31, 1998, the Company had a net loss of approximately $37,692 on $626,486 of revenue and for year ended December 31, 1999 a net loss of $1,662,702 on revenue of $776,773. There can be no assurance that iVoice.com will generate operating income or net income in the future.

Thus, the Company is an operating entity that has a continuing need for additional capital for use in its present business activities and proposed expansion.

Unpredictability of Future Revenues:

As a result of the Company's limited operating history and the emerging nature of the voice communications industry and the Internet, the Company is unable to forecast its expenses and revenues accurately. The Company believes that due primarily to the relatively brief time call processing has been available to the general public, there has not yet been developed, implemented and demonstrated a commercially viable business model from which to successfully operate any form of voice communications and Internet-based product and/or service business. The Company's current and future estimated expense levels are based largely on its estimates of future revenues and may increase because many of its operating expenses are either fixed, such as rent for office space, or subject to likely increases. Few, if any, of the Company's operating expenses can be quickly or easily reduced, such as the laying off of personnel, in a manner which would not cause a material adverse effect to the Company's business, financial condition and operating results. In addition, the Company may be unable to adjust spending in a timely manner to compensate for any unexpected expenditures; and a shortfall in actual revenues as compared to estimated revenues would have an immediate material adverse effect on the Company's business, financial condition and operating results.

Reliance on Management. The success of the Company depends significantly upon the efforts of the Chief Executive Officer, Jerome R. Mahoney. See "Management". The loss of services of Mr. Mahoney would likely have a materially adverse effect on the business and the future prospects of the Company. See "Management
- Employment Agreement." .

Jerome R. Mahoney, Chief Executive Officer and Director, entered into a five (5) year employment agreement with the Company on April 28, 1999. The Agreement called a base salary of $180,000 per year which will be increased by 10% annually. If Mr. Mahoney terminated by the Company without cause, he will be entitled to full base salary through the Date of Termination at the rate equal to the greater of the rate in effect on the date prior to the Change Control and the rate in effect at the time Notice of Termination is given, plus all other amounts to which the Executive is entitled under any compensation plan of the Company in effect on the date. See "Management - Employment Agreement".

Supermajority Voting Control Rights.    Jerome Mahoney, CEO,  has
super majority voting control rights through ownership of 700,000 shares of Class B stock which provides for 100 votes per share or 700,000,000 votes.

Competition. The call-processing industry in general is highly competitive, and the Company believes that the competitive pressures it faces are likely to intensify. The segment of the industry that supplies call-processing systems to small and medium-sized business offices is also extremely competitive, having endured intense price competition and pressure on margins on the past few years.

Technical Change and Product Obsolescence. The ability of the Company to compete successfully in the call-processing market which is characterized by rapidly changing technology, will depend in part upon its ability to continually advance its technology and to develop new applications and designs for its products. See "Business."

Y2K. The Company did not experience Y2K problems with its systems nor with any of its vendors or clients systems.

Forward-Looking Statements and Associated Risks. Management believes that this registration statement contains forward-looking statements, including statements regarding, among other items, the Company's future plans and growth strategies and anticipated trends in the industry in which the Company operates. These forward-looking statements are based largely on the Company's control. Actual results could differ materially from these forward-looking statements as a result of factors described herein, including, among others, regulatory or economic influences. In light of these risks and uncertainties, there can be no assurance that the forward-looking information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

ITEM 2.   MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR   PLAN   OF
          OPERATION

NOTE REGARDING PROJECTIONS AND FORWARD LOOKING STATEMENTS

This statement includes projections of future results and "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). All statements that are included in this Registration Statement, other than statements of historical fact, are forward-looking statements. Although Management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations are disclosed in this Statement, including, without limitation, in conjunction with those forward-looking statements contained in this Statement.

                   Plan of Operation - General

iVoice.com. INC., (NASDAQ BB: "IVOC"), designs, manufactures and markets voice and computer technology communications systems for small and mid-size business and corporate departments. The Company provides interactive voice response (IVR) products that allow information in PC databases to be accessed from a standard touch-tone telephone. The Company sells its products through dealer and reseller channels, as well as through OEM agreements with telecommunication and networking companies.

The Company's product strategy emphasizes the development of software as opposed to hardware, and the use of standard PC-related hardware components in its products, in part to limit its manufacturing activity.

The flagship product of the Company called INSIGHT, is a software development toolkit providing 32-bit interactive voice response
(IVR) capabilities for the Windows NT platform (complete with a graphical user interface ("GUI")). INSIGHT is the current generation of the Company's product IVR (interactive voice response) Tools enabling callers to query and modify database information over their touch-tone telephone. Phone callers use their touch-tone pad to input requests, such as ordering a product, obtaining a work schedule, or requesting account balance information, and the database "speaks" information back to the caller. IVR also enables customers and businesses to conduct transactions 24 hours a day, seven days a week. INSIGHT utilizes open development languages (i.e. Microsoft's Visual Basic and Visual FoxPro, Delphi, Access and C++), database application (i.e. Oracle, Sybase, Btrieve and OBDC) and platforms such as Windows NT.

The Company also markets several call-processing features. One such feature is a Universal Messaging system, which is an inbox for all messages. Using Microsoft Outlook or a Web browser, messages are made available from anywhere in the world and can be reviewed and acted upon. With this system customers will have access to all voice, fax and e-mail messages through their PC or the telephone Universal inbox. E-mail can be retrieved over the phone using its text-to-speech capabilities and responded to with a voice message. Faxes can also be retrieved over the phone and re-directed to any fax machine from the phone.

Other call-processing features that the Company markets are Voice Mail, Automated Attendant (allows a caller to store voice messages and to reply to a computer thus providing the ability to conduct a dialogue with a person without having to be on the same line at the same time), Interactive Voice Response (allows a caller to obtain information in voice form from a local or non-local database), Text to Speech (converts any computer readable text into intelligible sounding speech) and Speech Recognition
(the process by which the PC translates spoken words into commands).

                      Product and Services

The Company possesses technology of PC/Computer Telephony Integrated ("CTI") - based call processing systems. The Company's software products enable small-to-medium sized businesses and offices to communicate by integrating their traditional office telephone systems with voice mail, automated attendant and interactive voice functions.

All the Company's products are designed to be user friendly with features that can be readily used without special training or manuals. The products run on standard open-architecture PC platforms. Thus, off-the-shelf products such as Microsoft Windows NT Server/Workstation operating systems and hardware peripheral items are compatible with iVoice.com's line of products.

The Company emphasizes the development of software and uses standard PC-related hardware components in its products. The Company's manufacturing operations consist of final assembly and quality control testing of materials, subassemblies and systems. Third party vendors are used for hardware components such as PCs, circuitboards, application cards, faxboards and voiceboards. The Company obtains voiceboards from Natural Micro Systems and Dialogic, both domestic suppliers.

INSIGHT is the Company's flagship product. This is a software development toolkit which provides 32-bit interactive voice response for the Windows NT platform plus a graphical user interface ("GUI"). INSIGHT enables callers to query and modify database information over their touch-tone telephone. Here callers use their touch-tone pad to input requests, such as ordering a product, obtaining a work schedule, or requesting account balance information upon which the database "speaks" information back to the caller. INSIGHT includes over 500 built-in voice prompts, which enable users to easily incorporate telephony into their database applications.

Some of the features and functions that INSIGHT provides are as follows:

     1. Windows NT based INSIGHT supports the windows NT platform, a powerful, reliable operating environment that allows for numerous advanced interactive voice response ("IVR") applications.
2. MICROSOFT NT based INSIGHT supports the MICROSOFT NT platform. The Company has updated this system to incorporate an Internet Access Tool, which can be either connected to the IVR system or ran as a standalone. This system also has a Graphical
User Interface. This application also provides for internet access to the system.

Once logged onto the Internet, access to the IVR system is accomplished by clicking on a hypertext link for your browser. Upon entering the IVR system, the response prompts are in text form rather than voice form. The user can enter selections and get information by clicking on icons or choosing items from menus.

Some of the internet applications available are order processing and transactions, database integration, questions and queries, account status, delivery information, funds transfer and claims information.

The following call-processing features are also available with the above platforms:

  1. IVR: Permits a caller to obtain requested information in voice form from a local or non-local database. Examples of IVR range from simply selecting announcements from a list of options stored in the computer (also know as Audio Text) to more complex interactive exchanges such as querying a database for information.
2. Speech Recognition: The process by which the PC translates spoken words into commands. You may now speak to all of your Voice Mail or IVR Applications.
3. Universal Messaging: Universal messaging is a universal inbox application for windows NT auto attendant/voice mail system and Windows NT Interactive Voice Response ("IVR") system. With
Universal Messaging, e-mail, voice mail and faxes can be handled through a desktop PC or the telephone.

All messages can be viewed and acted upon in order of importance via Microsoft Outlook or a Web Browser. E-mail can also be retrieved over the phone, using text-to-speech, and responded to with a voice message including directed to a fax machine.

  4. IVR/WEB Applications: With the INTERNET access for the IVR system, you "DIAL" the system by clicking on a hypertext link from your browser. The system responds the same way, except in text form, and not the normal voice prompt. You may enter selections and get information by clicking on icons or choosing items from menus.
5. Voice Mail: Voice mail allows a caller to store voice messages and reply via the computer. This method provides the caller to conduct a dialogue with another person without having to be on the same line at the same time. As with most voice mail systems, the caller can record, store and delete messages and direct messages to multiple subscribers.
6. Speech Enabled Auto attendant: The Automated attendant allows a caller to direct a computer to switch the call to a telephone extension different from the one dialed, without the manual intervention of an operator .

                          New Products

The Company is presently focusing on upgrading and enhancing existing products, thus no new products are scheduled to be released other than upgraded products in the immediate future.

1. Full toolkit from Entropic/Microsoft agreement, enabling this software to be dialog based, have an interactive understanding of a sentence.
2.   ACD call center applications.
3.   PBX telephone system development, with IP telephony.

                            Marketing

The Company's marketing strategy is to focus getting its product in front of small-to-medium sized offices emphasizing that their products are user friendly, easy-to-use PC-based processing products that offer integrated access to a broad range of communication avenues with other people and information sources. The company's strategy is built around the following five basic elements:

     1. Emphasize Software, Not Hardware- the Company concentrates its development efforts on software rather than on the design or modification of hardware. By emphasizing software solutions to meet its customer's needs, the Company can create the most value of its products.
2.   Use Standard, Microsoft Windows NT Based Architecture, Open
Systems and Hardware- The Company's products use standard, open-architecture PC platforms and operating systems rather than proprietary computer hardware and operating systems. As a result, the Company can quickly adopt to new PC-based technologies, leveraging the substantial investments made by third parties in developing these new technologies for the PC environment. In addition, the user of available hardware components and software minimizes the Company's manufacturing activity which reduces the overall cost of its products.
3. Focus on Small -to-Medium sized Offices- The Company's products are designed for use by small to medium sized businesses and offices in a wide range of markets, including manufacturing, retail, service, healthcare and government settings. Here the Company's products offer many of the features that are available by the large, proprietary call processing systems, but at a price that is more affordable to its target market.
4.   Make Products that are Easy to Install, Modify and Use- the
Company strives to maximize ease of use for the installer, the systems manager and the user- This is accomplished by designing the products to be "people - oriented," by having product features that can be used without the need for special training or manuals. One examples of this user oriented philosophy is exhibited in the Company's voice mail product which has user prompts that encourage conversation between callers and subscriber, plus the software has simplified installation screens and menus for ease of installation.
5. Minimize distribution Overhead- The Company is able to achieve broad market coverage domestically via a direct sales force, a nationwide network of independent telephone system dealers and OEM representatives. This structure both minimizes the Company's selling overhead and maximizes its product exposure, plus making available funds for product development

The Company's method to get product in front of its target market is through four sales people, two telemarketers and several independent sales reps. These people contact the end users directly. The strategy is to increase the direct sales force and establish more satellite locations to better serve clients. In addition the Company will expand product awareness through displaying the products at show/conventions and through literature.

                            Customers

As covered in the marketing section, the Company's customers are small-to-large sized offices.

The Company is not dependant on any one or few customers.

                          Fee Structure

Unless  special  arrangements are made, the Company  expects  50%
down on any product purchased with the Balance upon completion of
installation.   The   Company   accepts   company    checks    or
Visa/Mastercard.

                        Business Partners

The Company has agreements with Nuance and Entropic (owned by Microsoft), whereby these company's have released their
Interactive Voice Response ("IVR") proprietary codes for evaluation by the Company in achieve a tighter integration of IVR not their phone systems.

                      Recent News Releases

MAISOFT, INC.

On February 15, 2000 a letter of intent ("LOI") was signed whereby the Company would acquire Maisoft Inc., of Laguna Hills, CA. The terms of the agreement were finalized on February 28, 2000 with the final agreement to be signed sometime in March, 2000. For you information Pro forma financials are included.

Maisoft Inc., is a developer, manufacturer and supports open system-based advanced computer telephony products, specializing in voice processing and data processing servers known as unified messaging. The Maisoft "Office Messenger" server for Windows NT was awarded the "Product of the Year" for 1999 by CTI Magazine (now "TMC Communications Solutions Magazine").

Michaels Stores, Inc.

On January 27, 2000, iVoice announced that it was in negotiations to receive an order to purchase a speech-enabled locator system. The development is complete and this system will be installed sometime mid-April. This iVoice system will enable Michaels'customers and prospects to locate the store nearest to them by simply saying teir zip code through their phone.

411 Technologies, LLC

On February 3, 2000, iVoice announced that it received a contract to develop software to enable the accesing of the internet by dialing a toll-free number. The system is currently under development with an estimated installation date in the May to June 2000 timeframe. This system will allow telephone users voice access to the internet gleaming such information as stock quotes, news and weather, plus additional sites as they become available.

Panam Wireless, Inc, d.b.a CELPAGE

On February 8, 2000, iVoice announced that it received a contract to provide, install and maintain the hardware and software of the Celpage system currently under development. The system is scheduled to be delivered late April, early May 2000. This Voice Processing Platform can handle over 100,000 subscribers at any given time.

                    Sales by Geographic Area

North East - 70%

Approximately 30% elsewhere in the continental USA.

                           Competition

The call-processing industry is highly competitive, especially the segment of the industry that supplies call-processing systems to small and medium-sized business offices. The Company believes that the competitive pressures it faces will only intensify, which is based on the recent new entrants into the market coupled by the stronger presence of competition via the merging of smaller companies. This level of competition puts pressure on product pricing and thus margins.

Presently the Company's principal competitors fall into two categories: 1) telephone equipment manufacturers that offer their own call-processing systems or offer their systems as private labels (for example, AT&T, Rolm Co. and Toshiba America Information Systems, Inc.), and 2) independent call-processing system manufactures, whose products integrate with multiple telephone systems and either are based on proprietary hardware (for example, Centigram communication corporation, Octel Communications Corp., and VMX, Inc.) or are PC based similar to the Company's products (for example, Applied Voice Technologies Inc., Microlog corporation and Active Voice corporation).

Currently 90% of the Company's sales have been through its direct sales and 10% through its dealer channel. The company in facing the competitive pressure, emphasizes product pricing, system features, ease of product use, installation technical and sales support and product reliability.

                            Suppliers

Dialogic, Bicom, iTox (a DFI company) and Ingram-Micro.

          Government Regulation or Government Approval

Through  our  strategic  alliance with  Engineering  Professional
Associates (EPS), their GSA Schedule is utilized.

                    Research and Development

The company's research and development efforts focus on enhancing its existing product line, focusing on technological enhancements coupled with the ease of use and reliability of its products. Note that in 1999 there were no funds expended in R&D. The Company has been focusing its efforts on business development and intends to renew its R&D program in the year 2000.

                Patents, Trademarks and Licenses

The  Company  possesses Licensing Agreements  with  Nuance  Com.,
Entropic (owned by Microsoft) and Lemout & Hauspie (L & H)

                            Employees

The Company employs 13 full time employees. None of the employees is represented by a labor organization and the company is not a party to any collective bargaining agreements.

             MANAGEMENT'S DISCUSSION AND ANALYSIS OF
          FINANCIAL CONDITION AND RESULTS OF OPERATIONS

iVoice.com. INC., (NASDAQ BB: "IVOC"), designs, manufactures and markets voice and computer technology communications systems for small and mid-size business and corporate departments. The Company provides interactive voice response (IVR) products that allow information in PC databases to be accessed from a standard touch-tone telephone. The Company sells its products through dealer and reseller channels, as well as through OEM agreements with telecommunication and networking companies.

The Company's product strategy emphasizes the development of software as opposed to hardware, and the use of standard PC-related hardware components in its products, in part to limit its manufacturing activity.

The flagship product of the Company called INSIGHT, is a software development toolkit providing 32-bit interactive voice response
(IVR) capabilities for the Windows NT platform (complete with a graphical user interface ("GUI")). INSIGHT is the current generation of the Company's product IVR (interactive voice response) Tools enabling callers to query and modify database information over their touch-tone telephone. Phone callers use their touch-tone pad to input requests, such as ordering a product, obtaining a work schedule, or requesting account balance information, and the database "speaks" information back to the caller. IVR also enables customers and businesses to conduct transactions 24 hours a day, seven days a week. INSIGHT utilizes open development languages (i.e. Microsoft's Visual Basic and Visual FoxPro, Delphi, Access and C++), database application (i.e. Oracle, Sybase, Btrieve and OBDC) and platforms such as Windows NT.

The Company also markets several call-processing features. One such feature is a Universal Messaging system, which is an inbox for all messages. Using Microsoft Outlook or a Web browser, messages are made available from anywhere in the world and can be reviewed and acted upon. With this system customers will have access to all voice, fax and e-mail messages through their PC or the telephone Universal inbox. E-mail can be retrieved over the phone using its text-to-speech capabilities and responded to with a voice message. Faxes can also be retrieved over the phone and re-directed to any fax machine from the phone.

Other call-processing features that the Company markets are Voice Mail, Automated Attendant (allows a caller to store voice messages and to reply to a computer thus providing the ability to conduct a dialogue with a person without having to be on the same line at the same time), Interactive Voice Response (allows a caller to obtain information in voice form from a local or non-local database), Text to Speech (converts any computer readable text into intelligible sounding speech) and Speech Recognition
(the process by which the PC translates spoken words into commands).

On February 15, 2000 a letter of intent ("LOI") was signed whereby the Company would acquire Maisoft Inc., of Laguna Hills, CA. The terms of the agreement were finalized on February 28, 2000 with the final agreement to be signed sometime in March 2000. The agreement calls for $1,000,000 to be paid in installments plus 2,400,000 restricted shares of the Company's class A common stock., which vest upon signing the final document in exchange for 100% of Maisoft Inc. stock. For you information Pro forma financials are included.

Maisoft Inc., is a developer, manufacturer and supports open system-based advanced computer telephony products, specializing in voice processing and data processing servers known as unified messaging. The Maisoft "Office Messenger" server for Windows NT was awarded the "Product of the Year" for 1999 by CTI Magazine (now "TMC Communications Solutions Magazine").

The  Company,  formerly Visual Telephone International,  Inc.,  a
Delaware corporation, was incorporated in Delaware in October 19, 1989, and is the successor to Booster Corporation, a Utah corporation, incorporated on December 2, 1985.

                      Results of Operations

Fiscal Year  Ended  December 31, 1999 Versus Year Ended  December
          31, 1998

Sales for the year ended December 31, 1999 were $776,773, an increase of $150,287 or 24% over the prior years sales of $626,486. The increase was a result of increased marketing efforts.

Unless special arrangements are made, the Company receives 50% of the contract as a down payment on any product purchased with the Balance due upon completion of the installation. The Company recognizes its revenue using the percentage of completion method. As of December 31, 1999 and 1998 the Company has deferred revenue of $567,300 and $78,670, respectively for contracts not completed. The Company accepts company checks or Visa/Mastercard. The increase in receivable is due to the recording of two large deals in December 1999.

The Company's gross profit for the year ended December 31, 1999 increased $252,471 or 103% December 31, 1998 to $496,456 from
$243,985. The Company's gross margin percentage for the twelve months ended December 31, 1999 was 63.9% versus 38.9% for the prior year. This represents a 25% increase over the gross profit percentage recorded for the same period prior year. This increase is a result of changes in some of the components included in the systems sold where the components themselves had a lower cost then the replaced component thus increasing the margin of the overall system. The rate should remain stable unless a similar situation with components should arise again or more products with different margins are added to the product line.

Operating expenses increased from $281,677 for the year ended December 31, 1998 to $1,032,545 for the year ended December 31, 1999 or an increase of $750,868. This increase is a result of increase of $476,334 in general and administrative expenses attributable to commissions and salaries to the company executives, an increase of $180,522 in selling expenses , an increase in depreciation of $66,000 plus a onetime charge of $31,000 for obsolete inventory.

The net loss from operations for the year ending December 31, 1999 is $536,089 compared to $37,692 for the year ended December 31, 1998 or an increase of $254,412. The increase is a result of the $760,868 increase in selling and administrative expenses offset by the increase in gross margin.

Other expense of $1,123,113 are non-recurring expenses consisting of $500,000 legal settlement charge, $395,113 in outside services and $228,000 in merger costs

                 Liquidity and Capital Resources

The Company is funding its current operations principally from its operations. However, the Company is operating on a negative cash flow basis and anticipates it will require additional financing during the final quarter of 2000. To achieve the Company's growth potential it will requires additional amounts of capital. There is no assurance that the Company can obtain any such financing on terms that will enable the Company to implement its long-term growth strategy. According, the Company's viability for the foreseeable future is questionable if additional funding is not obtained. The Company will attempt to obtain such funds through venture capital, or other private or public financing. Currently, the Company is not seeking funding. The Company has started to reduce spending in order to cover day to day operations as best as possible with current cash flow. However, there can be no assurance that such funds will be available, or if available, the cost of such funds to the Company.

                     Material Commitments -

Jerry Mahoney, CEO and Chairman. This agreement runs for five (5) years providing Mr. Mahoney a base salary of $180,000 per year which will be increased by 10% annually. Mr. Mahoney has super majority voting control rights through ownership of 700,000 shares of Class B stock, which provides for 100 votes per share, thus his employment cannot be terminated. (see Employment Agreement).

Leo Pudio, Vice President of Operation. On June 2, 1999, the Company entered into a three (3) year employment agreement with Mr. Pudio. Thae agreement called for a base salary of 80,000 with annual increases. In addition, Mr. Pudio was granted stock options to purchase 140,000 shares of class A common stock of the Company at $0.35 per share. In addition within sixty (60) days for signing the agreement, Mr. Pudil was granted 250,000 shares the the Company's Class A common stock.

Joel G. Beagelman. On May 21, 1999 the Company entered into a five (5) year consulting agreement with Mr. Beagelman. The agreement for a fee of $2,000 per week subject to certain performance criteria. A subsequent amendment to this agreement granted Mr. Beagelman 9,000,000 options to purchase class A common stock of the Company. These option are to vest immediately.

As of December 31, 1999, the Company had a negative working capital of approximately ($947,224). During the year ended
December 31, 1999 the Company incurred net losses of $1,662,702.

Net cash used in operating activities for fiscal year 1999 was $410,110 versus $89,120 of cash provided by operation in the fiscal year ended 1998. The use of cash in operating activities for the twelve months ended December 31, 1999 resulted mainly from operating losses.

                        Asset Management

The Company manages its inventory by ordering specific hardware and software for just in time delivery for each installation. The hardware is received checked modified and shipped to each jurisdiction for installation within a short period of time. Therefore, the Company usually maintains in inventory only the equipment needed for programming and testing, Inventory may also include the hardware needed for a customer's installation that may already be shipped. For the year ended December 31, 1999, the inventory balance was a nominal $10,140.

As of December 31, 1999 most of the Company's receivable are due under contracts with various customers. Accounts receivable as of December 31, 1999 was $634,252.

             General Risk Factors Affecting Results

Rapid technological change as well as changes in customer requirements and references characterize the software industry. The Company believes that its future quarterly results will depend in large part upon its ability to offer products that compete favorably with respect to price, product reliability, performance, range of useful features ease of use, continuing product enhancements, reputation, support and training. Further, increased competition in the market for call processing systems could have a negative effect on the Company's results of operations.

Due to the factors noted above, the Company's future earnings and stock price may be subject to significant volatility, particularly on a quarterly basis. Any shortfall in revenues or earnings could have an immediate and significant adverse effect on the trading price of the Company's stock and warrants.

                       Recent Developments

At the present time there are no recent developments of a material nature.

ITEM 3.   DESCRIPTION OF PROPERTY.

On April 1, 1999 the Company entered into a lease for 2000 square feet of office space from Parwan Electronics, Inc., at 1230 State Route 34, Aberdeen, New Jersey 07747 its current location, at an annual rental of $17,400 per year with certain escalations. The lease has a month-to-month agreement beginning April 1, 1999. The Company uses the space for its offices and research and development.

On May 21, 1999 the Company also entered into a lease for 1,500 square feet for one and one half years from Mejor Angora, L.L.C., at 282 Grand Avenue, Englewood, New Jersey at an annual rental of $19,800 per year with certain escalations. The Company also uses this space for its first "satellite" sales office.

ITEM 4.   SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL  OWNERS  AND
          MANAGEMENT.

The following table sets forth each person known to the Company, as of April 25, 2000, to be a beneficial owner of five percent (5%) or more of the Company's common stock, by the Company's directors individually, and by all of the Company's directors and executive officers as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.



Title of   Name/Address             Shares            Percentage
Class      of Owner                 Beneficially      Ownership
                                    Owned
Common     Jerome R. Mahoney           10,000,000     14.2%
           750 Highway 34                     (1)
           Matawan, NJ 07747
Common     Joel Beagelman           8,400,000 (2)     11.93%
           750 Highway 34
           Matawan, NJ 07747
Common     Leo Pudio                  250,000 (2)     .35%
           750 Highway 34
           Matawan, NJ 07747
Common     All Officers &              18,650,000     26.48%
           Directors As a Group (3
           individuals)

1. Jerry Mahoney holds majority voting rights through the issuance of Class B Common Stock that has no intrinsic value, but has voting rights of 100 - 1. He holds all issued and outstanding Class B Common Stock, which amounts to 700,000 shares
2.   Option granted in class A common stock.

There are no arrangements known to the Company that at a later date may result in a change in control of the Company.

ITEM 5.   DIRECTORS,  EXECUTIVE OFFICERS, PROMOTERS, AND  CONTROL
          PERSONS

The members of the Board of Directors of the Company serve until the next annual meeting of the stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

There are no agreements for any officer or director to resign at the request of any other person, and none of the officers or directors named below are acting on behalf of, or at the direction of, any other person.

Information as to the directors and executive officers of the Company is as follows:



Name                     Age               Position
Jerome R. Mahoney        39                Chief Executive
                                           Officer/President/Dir
                                           ector
Joel G. Beagelman        57                Chief Financial Officer
                                           Secretary/Treasurer/Director
Leo Pudio                50                Vice-President of Operations

Jerome R. Mahoney; Chief Executive Officer/President/Director

Jerome R. Mahoney, has been Chief Executive Officer and a director of the Company since May 21, 1999. Prior to joining the Company, Mr. Mahoney founded Voice Express, Inc. a New York Company, in 1989. Voice Express sold voice mail systems, telephone system service contracts and installed these systems. Mr. Mahoney sold Voice Express Systems in 1993 and joined Executive Information Systems where he was until 1988, at which time he was the Director of National Accounts. From 1993-1997 Mr. Mahoney was President of IVS Corp., and on December 17, 1997 he established International Voice Technologies (IVT), which merged with the company on May 21, 1999. Mr. Mahoney received a B.A. in finance and marketing from Fairleigh Dickinson University, Rutherford, N.J. in 1983.

Joel         G.         Beagelman;        Chief         Financial
Officer/Secretary/Treasurer/Director

Joel G. Beagelman has been the Chief Financial Officer for the Company since May 21, 1999 and a Director of the Company since 1998. From 1963 through 1972, Mr. Beagleman was a Sales Manager and Designer for Nationwide Corrugated Container and from 1972 through 1978, Mr. Beagelman was the founder and president of National Fiber Corp., a broker of corrugated products and point-of-purchase displays. Mr. Beagleman sold National Fiber in 1978 and acted as president of Fast-Pak Container Corporation from 1979 through 1995. From 1995 to May 21,1999 Mr. Beagelman actively ran Visual Telephone International as President. Mr. Beagelman received an AAS degree in Business Technology in 1968 from the City University of New York and in 1987, a BA degree in Economics, Law and Labor Studies from the William Paterson University.

Leo Pudio; Vice-President of Operations

Leo  Pudio.  has  been Vice President of Operations  since  June,
1999.   Mr.  Pudio  was  formerly  Vice  President  of   Computer
Associates, along with 10 years of consulting experience in the telephony and computer industry.

There is no family relationship between any of the officers and directors of the Company. The Company's Board of Directors has not established any committees.

                      Conflicts of Interest

The Company does not currently have a right of first refusal pertaining to opportunities that come to management's attention insofar as such opportunities may relate to the Company's proposed business operations.

The officers and directors are, so long as they are officers or directors of the Company, subject to the restriction that all opportunities contemplated by the Company's plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to the Company and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. Subject to the next paragraph, if a situation arises in which more than one company desires to merge with or acquire that target company and the principals of the proposed target company have no preference as to which company will merge or acquire such target company, the company of which the President first became an officer and director will be entitled to proceed with the transaction. Except as set forth above, the Company has not adopted any other conflict of interest policy with respect to such transactions.

                 Investment Company Act of 1940

Although the Company will be subject to regulation under the Securities Act of 1933 and the Securities Exchange Act of 1934, management believes the Company will not be subject to regulation under the Investment Company Act of 1940 insofar as the Company will not be engaged in the business of investing or trading in securities. In the event the Company engages in business combinations which result in the Company holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act of 1940. In such event, the Company would be required to register as an investment company and could be expected to incur significant registration and compliance costs. The Company has obtained no formal determination from the Securities and Exchange Commission as to the status of the Company under the Investment Company Act of 1940 and, consequently, any violation of such Act would subject the Company to material adverse consequences.

ITEM 6.   EXECUTIVE COMPENSATION

The following table summarizes the compensation earned and paid by the Company to each Officer and to all Executive Officers as a group for services rendered in all capacities during the year ended December 31, 1999:

                   Summary Compensation Table

                Annual compensation       Long term compensation



                                               Awards            Payout
                                                                 s

Name and Position Year  Salary   Bonus  Other  Restric  Securit  LTIP    A
                        ($)      ($)    Annua  ted      ies      Payout  l
                                        l      Stock    underly  s ($)   l
                                        Comp.  Awards   ing              o
                                        ($)    ($)      options          t
                                                        / SARs           h
                                                        (#)              e
                                                                         r
                                                                         C
                                                                         o
                                                                         m
                                                                         p
                                                                         .
                                                                         (
                                                                         $
                                                                         )
Jerome R.         1999  $180,00
Mahoney,                0
CEO/President/Dir
ector
Joel G.           1999  104,000
Beagelman,
CFO/Secretary/Tre
asurer
Director
Leo Pudio,        1999  80,000
Vice-President of
Operations

              Option /SAR Grant in Last Fiscal Year

                        Individual Grants



Name                Number of     Percent of total  Exercise or base      Date
                   securities      options / SARs     price ($/sh)
                   underlying        granted to
                 options / SARs     employees in
                   Granted (#)    last fiscal year
Joel G.         9,000,000                           $.04/sh           M
Beagelman                                                             a
                                                                      y
                                                                      1
                                                                      4
                                                                      ,
                                                                      1
                                                                      9
                                                                      9
                                                                      9
Leo Pudio       140,000                             $.35/sh           June 15,
                                                                      1999

The Directors who are employees of the Company receive no compensation for their services as Directors, either on an annual basis or for each meeting. Directors are not reimbursed for any expenses they may incur in attending meetings of the Board of Directors.

                      Employment Agreements

Jerome Mahoney , CEO On April 28, 1999, the Company entered into a five (5) year employment agreement with Mr. Mahoney. The Agreement called for a base salary of $180,000 per year which will be increased by 10% annually. Mr. Mahoney has super majority voting control rights through ownership of 700,000 shares of Class B stock which provides for 100 votes per share, thus his employment cannot be terminated.

Leo Pudio, Vice President of Operation. On June 2, 1999, the Company entered into a three (3) year employment agreement with Mr. Pudio. Thae agreement called for a base salary of 80,000 with annual increases. In addition, Mr. Pudio was granted stock options to purchase 140,000 shares of class A common stock of the Company at $0.35 per share. In addition within sixty (60) days for signing the agreement, Mr. Pudil was granted 250,000 shares the the Company's Class A common stock.

                   Employee Stock Option Plan

The Company adopted the Employee Stock Option Plan ( the "Plan") in order to attract and retain qualified personnel. Under the Plan, of compensation committee of the Board of Directors, in its discretion may grant stock options (either incentive or non-qualified stock options) to officers and employees. The terms and conditions upon which the options may be exercised are set out in the Plan. To date, the following options have been granted under the plan.



OPTIONEE            DATE         # SHARES         PRICE

Carolyn           08/02/99           10,000    .29
Mikuski

Arlene Wiko       08/02/99            5,000              .29

Peter Spohrer     08/02/99           20,000              .29

Randy Gerber      08/02/99            5,000              .29

David      B.     09/07/99           20,000              .21
Alberding

Robert Weist      08/02/99           20,000              .29

Greg       M.     10/15/99           20,000              .16
Shanken

John Bianco       11/08/99          100,000             .165

John Bianco       11/08/99          150,000              .21


The Plan is intended to provide a method whereby employees of the Company and others who are making and are expected to make substantial contributions to the successful management and growth of the Company are offered an opportunity to acquire Common Stock as an incentive to remain with the Company and advance its interests.

ITEM 7.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April, 1999, the Company granted Jerome Mahoney the right to annual increases of 10%. On May 21, 1999, Jerome Mahoney was issued 10,000,000 class A shares and 700,000 shares of Class B for the acquisition of IVT. The Class B shares have no market value but provide for 100 votes for each share of Class A common issued and outstanding.

On June 5, 1999, Saraj Tschand (Founder and owner of Parwan Electronics), received 3.2 million shares of the Company for which the Company received all of Parwan's pre-developed software code. Parwan retained its existing international clientele but cannot sell to new or existing accounts.

ITEM 8.   LEGAL PROCEEDINGS

iVoice.com, Inc. was a party to a lawsuit initiated by a Michael Wong on November 1, 1999 for a $300,000 investment by Wong into an entity called IVS between the years 1994 and 1996. This action was filed at the United States District Court, the Eastern District of New York. IVS was incorporated in 1993 and ceased operations in November, 1997. Wong is claiming rights to some assets of IVS were transferred out of IVS. The majority shareholder of IVS was Jerome Mahoney, who is the CEO of iVoice.com. This action was filed at the U.S. District Court, E.D.N.Y. at the Clerks Office Long Island Courthouse, case number CV-99 7078.

iVoice.com  was the result of a reverse merger on  May  21,  1999
between   International  Voice  Technologies  (IVT),  a   private
Delaware corporation established on December 17, 1997, and Visual
Telephone International, the public entity.

A  settlement  was  reached  on  February  7,  2000  whereby  the
Plaintiff   was  awarded  the  sum  of  $300,000  and   2,000,000
restricted shares of class A common stock of iVoice.com.

ITEM 9.   MARKET   FOR  COMMON  EQUITY  AND  RELATED  STOCKHOLDER
          MATTERS.

The Company's common stock is quoted on the over-the-counter market in the United States under the symbol IVOC. Management has not undertaken any discussions, preliminary or otherwise, with any prospective market maker concerning the participation of such market maker in the after-market for the Company's securities and management does not intend to initiate any such discussions until such time as the Company has consummated a merger or acquisition. There is no assurance that a trading market will ever develop or, if such a market does develop, that it will continue.

After a merger or acquisition has been completed, one or both of the Company's officers and directors will most likely be the persons to contact prospective market makers. It is also possible that persons associated with the entity that merges with or is acquired by the Company will contact prospective market makers. The Company does not intend to use consultants to contact market makers.

                          Market Price

The Registrant's Common Stock is not quoted at the present time.

Effective August 11, 1993, the Securities and Exchange Commission adopted Rule 15g-9, which established the definition of a "penny stock," for purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and
(ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The National Association of Securities Dealers, Inc. (the "NASD"), which administers NASDAQ, has recently made changes in the criteria for initial listing on the NASDAQ Small Cap market and for continued listing. For initial listing, a company must have net tangible assets of $4 million, market capitalization of $50 million or net income of $750,000 in the most recently completed fiscal year or in two of the last three fiscal years. For initial listing, the common stock must also have a minimum bid price of $4 per share. In order to continue to be included on NASDAQ, a company must maintain $2,000,000 in net tangible assets and a $1,000,000 market value of its publicly-traded securities. In addition, continued inclusion requires two market-makers and a minimum bid price of $1.00 per share.

Management intends to strongly consider undertaking a transaction with any merger or acquisition candidate which will allow the Company's securities to be traded without the aforesaid limitations. However, there can be no assurances that, upon a successful merger or acquisition, the Company will qualify its securities for listing on NASDAQ or some other national exchange, or be able to maintain the maintenance criteria necessary to insure continued listing. The failure of the Company to qualify its securities or to meet the relevant maintenance criteria after such qualification in the future may result in the discontinuance of the inclusion of the Company's securities on a national exchange. In such events, trading, if any, in the Company's securities may then continue in the non-NASDAQ over-the-counter market. As a result, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities.

                             Holders

There  are 315 holders of the Company's Common Stock. All of  the issued and outstanding shares of the Company's Common Stock  were
issued   in  accordance  with  the  exemption  from  registration
afforded by Section 4(2) of the Securities Act of 1933.

                            Dividends

The Registrant has not paid any dividends to date, and has no plans to do so in the immediate future.

ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES.

With respect to the sales made, the Registrant relied on Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the shares. The securities were offered for investment only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted.

In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a one year holding period, under certain circumstances, may sell within any three-month period a number of shares which does not exceed the greater of one percent of the then outstanding Common Stock or the average weekly trading volume during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of shares without any quantity limitation by a person who has satisfied a two-year holding period and who is not, and has not been for the preceding three months, an affiliate of the Company.

ITEM 11.  DESCRIPTION OF SECURITIES.

The Company was incorporated on December 2, 1985 in Delaware. The
Company has authorized capital stock of 75,000,000 shares of Class A Common stock, par value $.01 per share and 700,000 shares of Class B Common stock, no par value.

The total current issued and outstanding shares of Common stock are _________, and are validly issued, fully paid and non-assessable. Of the issued and outstanding shares of Common stock 700,000 shares are Class B. Jerry Mahoney is to be issued 30,600,000 shares of commons stock and Leo Pudio is to be issued 250,000 shares of common stock.

Each holder of Class A Common stock is entitled to receive ratably dividends, if any, as may be declared by the Board of Directors out of funds legally available for the payment of dividends. The Company has not paid any dividends on its Common Stock, and none are contemplated in the foreseeable future. It is anticipated any earnings that may be generated from operations of the Company will be used to finance the growth of the company. See "Risk Factors -Lack of Dividends". Holders of Class B Common stock are not entitled to receive dividends.

Holders of Class A Common stock are entitled to one vote for each share held of record. There are no cumulative voting rights in the election of directors. Thus the holders of more than 50% of the outstanding shares of Common Stock can elect all of the directors of the Company if they choose to do so. No one shareholder beneficially owns more than 50% of the Company's Common stock. A total of _________ shares of Class A Common stock are outstanding. Jerry Mahoney is the sole owner of Class B Common stock. There are 700,000 shares of Class B Common stock issued and outstanding. Class B Common stock has voting rights of 100 to 1 which gives Mr. Mahoney majority voting rights.

The holders of Common Stock will have no preemptive, subscription, conversion or redemption rights. Upon liquidation, dissolution or winding-up of the Company, the holders of the Class A Common Stock are entitled to receive pro rata the assets of the Company. Holders of Class B Common stock are not entitled to receive pro rata the assets of this Company.

                 Shares Eligible for Future Sale

These shares would be eligible for sale in the public market subject to the conditions and restrictions of Rule 144. Rule 144 provides in part that a person who is not an affiliate of the Company and who hold restricted stock for a period between one and two years may sell all or part of such securities. An affiliated person would have to hold the restricted securities two years before gaining the ability to sell all or part of such securities. Sales under Rule 144 are also subject to certain provisions relating to the manner and notice of sale and availability of current public information about the Company.

Note that if companies currently quoted on the OTC Bulletin Board do not comply with the new NASD rules, their shares will only be quoted in the less automated "Pink Sheets", a system run by the National Quotation Bureau, Inc. The "Eligibility Rule Phase-In Schedule" published by NASD, requires that the Company become fully reporting by May 1, 2000. The vast majority of Broker-dealers generally do not engage in the sales or trading of securities of a "non-reporting" issuer. Development of a trading market is limited by the of regulations under Rule 15c2-11 of the 1934 Act which require that before a broker-dealer can make a market in the Company's securities the Company must provide these broker-dealers with current information about the Company. The Company presently has formulated no specific plans to distribute information to broker-dealers and probably will only do so if there appears otherwise to be adequate interest in making a market in the Company's securities. Furthermore, in view of the absence of an underwriter and the nature of the Company as a "non-reporting" issuer, there is virtually no likelihood that a regular trading market will develop in the near future or that if developed it will be sustained. Accordingly, an investment in the Company's Common Stock should be considered highly illiquid.

If in the future the Company exceeds $10 million in assets, it would have to register as a reporting issuer under rule 12(g) of the 1934 Act. In such event, the Company is prepared to register as a reporting company and thereafter to comply with the reporting requirements of the 1934 Act.

See  Risk Factor's - "Delisting of Company Stock from the  NASDAQ
SmallCap Market", "Absence of Public Market for the Shares",  and
"Penny Stock" Issues.

ITEM 12.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Company's Certificate of Incorporation provides that a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

The Company's Certificate of Incorporation provides that the Company shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative (a "legal action"), whether such legal Action be by or in the right of the corporation or otherwise, by reason of the fact that such person is or was a director or officer of the company, or serves or served at the request of the Company as a director or officer, of another corporation, partnership, joint venture, trust or any other enterprise. In addition, the
Company's Certificate of Incorporation provides for indemnification of any person made or threatened to be made a party to any Legal Action by reason of the fact that such person is or was a director or officer of the Company and is or was serving as a fiduciary of, or otherwise rendering to, any employee benefit plan of or relating to the Company. The indemnification obligation of the Company in the Certificate of Incorporation is permitted under Section 145 of the General Corporation Law of the State of Delaware.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable.

ITEM 13.  FINANCIAL STATEMENTS.

The  financial statements and supplemental data required by  this
Item  13  follow the index of financial statements  appearing  at
Item 15 of this Form 10-SB.

ITEM 14.  CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS   ON
          ACCOUNTING AND FINANCIAL DISCLOSURE.

The Registrant has not changed accountants since its formation, and Management has had no disagreements with the findings of its accountants.

ITEM 15.  FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS

EXHIBITS

                           SIGNATURES

Pursuant  to  the  requirements of Section 12 of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           iVoice.com, Inc.



                           By: /s/ Jerome R. Mahoney
                              Jerome R. Mahoney, President

  (e)  Reorganization Agreement

     AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") between iVoice.com, Inc., a Delaware corporation ("IVOC") and the persons being the owners of record (collectively the "Shareholders")of all of the issued and outstanding stock of ThirdCAI, Inc., a Nevada corporation ("CAI").

  Whereas, IVOC wishes to acquire and the Shareholders wish to transfer all of the issued and outstanding securities of CAI in a transaction intended to qualify as a reorganization within the meaning of 368(a)(1)(B) of the Internal Revenue Code of 1986, as
                            amended.

     Now, therefore, IVOC and the Shareholders adopt this plan of reorganization and agree as follows:

     1.   Exchange of Stock.

     1.1. Number of Shares. The Shareholders agree to transfer to IVOC at the Closing (defined below) all of the shares of common stock of CAI, $.01 par value per share in exchange for US$150,000.00 and 50,000 shares of Class A voting common stock of IVOC, $.01 par value per share.

     1.2. Exchange of Certificates. Each holder of an outstanding certificate or certificates theretofore representing shares of CAI common stock shall surrender such certificate(s) for cancellation to IVOC, and shall receive in exchange a certificate or certificates representing the number of full shares of IVOC common stock into which the shares of CAI common stock represented by the certificate or certificates so surrendered shall have been converted. The transfer of CAI shares by the Shareholders shall be effected by the delivery to IVOC at the Closing of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank.

     1.3. Fractional Shares. Fractional shares of IVOC common stock shall not be issued, but in lieu thereof IVOC shall round up fractional shares to the next highest whole number.

     1.4. Further Assurances. At the Closing and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as IVOC may request in order more effectively to sell, transfer, and assign the transferred stock to IVOC and to confirm IVOC's title thereto.

     2. Ratio of Exchange. The securities of CAI owned by the Shareholders, and the relative securities of IVOC for which they will be exchanged.

     3.   Closing.

     3.1. Time and Place. The Closing contemplated herein shall be held as soon as possible at the offices of Chapman and Flanagan at 2080 East Flamingo, Las Vegas, Nevada, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

     3.2. Form of Documents. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

     4. Unexchanged Certificates. Until surrendered, each outstanding certificate that prior to the Closing represented CAI common stock shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of IVOC common stock into which it was converted. No dividend or other distribution shall be paid to the holders of certificates of CAI common stock until presented for exchange at which time any outstanding dividends or other distributions shall be paid.
5.   Representations and Warranties of the Shareholders

     The Shareholders, individually and separately, represent and warrant as follows:

     5.1. Title to shares. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of CAI shares which are listed in the attached schedule and which they have contracted to exchange.
5.2. Litigation. There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to shares of CAI held by the Shareholders.

     6.   Representations and Warranties of IVOC

     IVOC represents and warrants as follows:

     6.1 Corporate Status. IVOC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.
6.2 Capitalization. The authorized capital stock of IVOC consists of shares of common stock, par value per share, of which shares are issued and outstanding, all fully paid and nonassessable and no shares of non-designated preferred stock.
6.3  Subsidiaries. IVOC has no subsidiaries.
6.4 Litigation. There is no litigation or proceeding pending, or to the Company's knowledge threatened, against or relating to IVOC, its properties or business, except as set forth in a list certified by the president of IVOC and delivered to the Shareholders.
6.5 Contracts. IVOC is not a party to any material contract other than those listed as an attachment hereto.
6.6 No Violation. Execution of this Agreement and performance by IVOC hereunder has been duly authorized by all requisite corporate action on the part of IVOC, and this Agreement constitutes a valid and binding obligation of IVOC and performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgement, decree, law, or regulation to which any property of IVOC is subject or by which IVOC is bound.
6.7 Taxes. IVOC has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. IVOC has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of IVOC and are reflected in the financial statements furnished hereto.
6.8 Title to Property. IVOC has good and marketable title to all properties and assets, real and personal, reflected in IVOC's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and IVOC's properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists.
6.9 Corporate Authority. IVOC has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.
6.10 Investment Intent. IVOC is acquiring the CAI shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

     7.   Conduct Pending the Closing

     IVOC and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

     7.1. No change will be made in the charter documents, by-laws, or other corporate documents of IVOC.
7.2. IVOC will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.
7.3. None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the CAI shares of common stock owned by them.

     8.   Conditions Precedent to Obligation of the Shareholders

                          The    Shareholder's   obligation    to
                          consummate  this  exchange   shall   be
                          subject  to  fulfillment on  or  before
                          the  Closing  of each of the  following
                          conditions,  unless waived  in  writing
                          by the Shareholders as appropriate:

     8.1. IVOC Representations and Warranties. The representations and warranties of IVOC set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     8.2. IVOC Covenants. IVOC shall have performed all covenants required by this Agreement to be performed by it on or before the Closing.

     8.3. Board of Director Approval. This Agreement shall have been approved by the Board of Directors of IVOC.

     8.4. Supporting Documents of IVOC. IVOC shall have delivered to the Shareholders supporting documents in form and substance reasonably satisfactory to the Shareholders, to the effect that:

     (a) IVOC is a corporation duly organized, validly existing, and in good standing;

     (b)  IVOC's authorized capital stock is as set forth herein;

     (c) Certified copies of the resolutions of the board of directors of IVOC authorizing the execution of this Agreement and consummation hereof;

     (d) Secretary's certificate of incumbency of the officers and directors of IVOC;

     (e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     9.   Conditions Precedent to Obligation of IVOC

                          IVOC   obligation  to  consummate  this
                          merger  shall be subject to fulfillment
                          on  or  before the Closing of  each  of
                          the    following   conditions,   unless
                          waived in writing by IVOC:

     9.1. Shareholder's Representations and Warranties. The representations and warranties of the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     9.2.  Shareholder's Covenants. The Shareholders  shall  have
performed  all  covenants  required  by  this  Agreement  to   be
performed by them on or before the Closing.

     10. Termination. This Agreement by be terminated (1) by mutual consent in writing; (2) by either the Shareholders or IVOC if there has been a material misrepresentation or material breach of any warranty or covenant by any other party; or (3) by either Shareholders or IVOC if the Closing shall not have taken place within 15 days following execution of this Agreement, unless adjourned to a later date by mutual consent in writing.

     11.    Survival  of  Representations  and  Warranties.   The
representation and warranties of the Shareholders and IVOC set out herein shall survive the Closing.

     12.  Arbitration

     12.1. Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Nevada

     12.2. Consent to Jurisdiction, Situs and Judgment. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the State of Nevada. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over enforcement of such awards.

     12.3 Applicable Law. The law applicable to the arbitration and this agreement shall be that of the State of Nevada, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     12.4. Disclosure and Discovery. The arbitrator may in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     12.5. Rules of Law. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much a possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     12.6. Finality and Fees. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

     12.7. Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     12.8. Covenant Not to Sue. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     12.9. Intention. It is the intention of the parties and their affiliates that all disputes of any nature between them whenever arising, whether in regard to this agreement or any other matter, from whatever the cause based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     12.10. Survival. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

     13.  General Provisions

     13.1. Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

     13.2. Waiver. Any failure on the part of either party hereto to comply with any of its obligation, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     13.3. Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     13.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested or recognized commercial courier service as follows:

     If to IVOC, to:

     Jerome R. Mahoney
     750 Route 34
     Matawan, NJ 07747

     If to the Shareholders, to:
    ThirdCAI, Inc.
          4300 N. Miller Rd., Suite 120
          Scottsdale, AZ 85251-3620

     13.5. Governing Law. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

     13.6. Assignment. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided. However, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

     13.7. Counterparts. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     13.8. Exchange Agent and Closing Date. The Exchange Agent shall be the law firm of Chapman and Flanagan, Las Vegas, Nevada. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 15 days following execution of this agreement unless extended by mutual consent of the parties.

     13.9. Review of the Agreement. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

     13.10. Schedules. All schedules attached hereto, if any shall be acknowledged by each party by signature or initials thereon and shall be dated.
13.11. Effective date. This effective date of this agreement shall be upon its execution.



 Signature Page to Agreement and Plan of Reorganization between iVoice.com and the Shareholders of ThirdCAI

       IN WITNESS WHEREOF, the parties have executed this
                           agreement.

                              IVOICE.COM, INC.



                            By /s/ Jerome R. Mahoney
                              JEROME R. MAHONEY, President

                              THE SHAREHOLDERS OF
                              THIRDCAI, INC.:



                            By Edmond L. Lonergran
                              FOR CORPORATE ARCHITECTS, INC.



                            By /s/ Carl P. Ranno
                              CARL P. RANNO



                            By Kenneth R. Lew
                              KENNETH R. LEW

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           iVoice.com, Inc.



                           By: /s/ Jerome Mahoney
                              Jerome Mahoney, President



                           Date: April 24, 2000